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PROSPECTUS
THE OFFITBANK VARIABLE INSURANCE FUND, INC.                        JULY 29, 1998
                                                                 As Supplemented
                                                               February 10, 1999
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                    OFFITBANK VIF-U.S. GOVERNMENT SECURITIES FUND


OFFITBANK VIF-U.S. Government Securities Fund (the "Fund") is an investment portfolio of the OFFITBANK Variable Insurance Fund, Inc. (the "Company"), an open-end, management investment company consisting of ten separate portfolios. The Fund's investment objective is to seek current income consistent with preservation of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its total assets in U.S. Government Obligations. There can be no assurance that the Fund's investment objective will be achieved.
OFFITBANK, a trust company specializing in global fixed income management, serves as the Fund's investment adviser (the "Adviser"). The Adviser currently manages approximately $10 billion in assets. The address of the Company is 400 Bellevue Parkway, Wilmington, Delaware 19809. Yield and other information regarding the Fund may be obtained by calling 1-800-618-9510.
SHARES OF THE FUND ARE SOLD ONLY TO CERTAIN LIFE INSURANCE COMPANIES (COLLECTIVELY, "PARTICIPATING COMPANIES") AND THEIR SEPARATE ACCOUNTS (COLLECTIVELY, THE "ACCOUNTS") TO FUND BENEFITS UNDER VARIABLE ANNUITY CONTRACTS ("CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("POLICIES") TO BE OFFERED BY THE PARTICIPATING COMPANIES. THE ACCOUNTS INVEST IN SHARES OF THE FUND IN ACCORDANCE WITH ALLOCATION INSTRUCTIONS RECEIVED FROM CONTRACT AND POLICY OWNERS ("CONTRACT OWNERS" OR "POLICY OWNERS," AS APPROPRIATE). SUCH ALLOCATION RIGHTS ARE FURTHER DESCRIBED IN THE ACCOMPANYING ACCOUNT PROSPECTUS. SHARES ARE REDEEMED TO THE EXTENT NECESSARY TO PROVIDE BENEFITS UNDER THE CONTRACTS AND POLICIES.
This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus in conjunction with the prospectus for the Contract or Policy which accompanies this Prospectus and retain this Prospectus for future reference. Additional information about the Fund, contained in a Statement of Additional Information dated July 29, 1998, as amended or supplemented from time to time, has been filed with the Securities and Exchange Commission (the "Commission") and is available to investors without charge by calling 1-800-618-9510. The Statement of Additional Information is incorporated in its entirety by reference into this Prospectus. This Prospectus, the Statement of Additional Information, material incorporated by reference and other information regarding the Fund is available at the Commission's Website (http://www.sec.gov).

INVESTORS ARE ADVISED THAT (i) THE COMPANY IS NOT AUTHORIZED TO ENGAGE IN THE BUSINESS OF BANKING AND (ii) SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, OFFITBANK OR ANY AFFILIATE OF OFFITBANK, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.


                           -------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                                WHAT YOU NEED TO KNOW


Highlights.............................................      2
The Company............................................      3
Investment Objective and Policies......................      3
Investment Policies and Techniques.....................      5
Special Risk Considerations............................      7
Limiting Investment Risks..............................     10
Management.............................................     11
About Your Investment..................................     11
How the Company Values Its Shares......................     12
How Distributions Are Made: Tax Information............     12
Shareholder Communications.............................     13
Performance Information................................     13
Counsel and Independent Accountants....................     13


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                                      HIGHLIGHTS

INTRODUCTION
OFFITBANK VIF-U.S. Government Securities Fund (the "Fund") is one of ten separate investment portfolios of the OFFITBANK Variable Insurance Fund, Inc. (the "Company") an open-end, management investment company. The Fund's investment objective is to seek high current income with capital appreciation as a secondary objective.

FUND MANAGEMENT
OFFITBANK, a New York State chartered trust company serves as the Fund's
Adviser.

SHARES OF THE FUND
Shares of the Fund are sold only to certain life insurance companies (collectively, "Participating Companies") and their separate accounts (collectively, the "Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") to be offered by the Participating Companies. The Accounts invest in shares of the Fund in accordance with allocation instructions received from Contract and Policy owners ("Contract Owners" or "Policy Owners," as appropriate). Such allocation rights are further described in the accompanying Account Prospectus. Shares are redeemed to the extent necessary to provide benefits under the Contracts and Policies.

Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc., (the "Distributor") the Fund's Underwriter, to the Accounts without any sales or other charge, at the Fund's net asset value on each day on which the New York Stock Exchange ("NYSE") is open for business. The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's net asset value per share next computed after the Account receives such transaction request.

An Account may redeem all or any portion of the shares of the Fund in its account at any time at the net asset value per share of the Fund calculated in the manner described above.

A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company on the basis of their respective net asset value. See "About Your Investment."

RISK FACTORS
Investment in the Fund is subject to certain risks, as set forth in detail under "Special Risk Considerations." The Fund invests at least 80% of its total assets in U.S. Government obligations and may invest up to 20% of its total assets in other high quality fixed income securities including, but not limited to, mortgage-backed and asset-backed securities, sovereign obligations of Australia, Canada, Denmark, France, Germany, Japan, New Zealand and the United Kingdom. See "Investment Objective and Policies" and "Special Risk Considerations."

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                                     THE COMPANY

The Company is designed to serve as a funding vehicle for Contracts and Policies offered by the Accounts of Participating Companies. Shares of the Fund are offered only to the Accounts through the principal underwriter for the Company. The Fund is a no-load investment portfolio of the Company, an open-end management investment company. The Company is not authorized to engage in the business of banking.

Shares of the Company are offered to Accounts of Participating Companies that may not be affiliated with each other. The Participating Companies and their Accounts may be subject to insurance regulation that varies between states and to state insurance and federal tax or other regulation that varies between Contracts and Policies. The Company does not currently foresee any disadvantages to Contract or Policy Owners arising from these circumstances. However, it is theoretically possible that the interests of Contract or Policy Owners participating in the Company through the Accounts might at some time be in conflict. In some cases, one or more Accounts might withdraw their investment in the Fund, which could possibly force the Company to sell portfolio securities at disadvantageous prices. The Company's Directors intend to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response thereto.

                          INVESTMENT OBJECTIVE AND POLICIES

The Fund has an investment objective which it pursues through investment policies as described below. The objectives and policies of the Fund can be expected to affect the return of the Fund and the degree of market and financial risk to which the Fund is subject. For more information about the investment strategies employed by the Fund, see "Investment Policies and Techniques." The investment objectives and policies of the Fund may, unless otherwise specifically stated, be changed by the Directors of the Company without a vote of the shareholders. As a matter of fundamental policy, the Directors would not materially change the investment objectives of the Fund without thirty days prior written notification to shareholders. There is no assurance that the Fund will achieve its objectives.

Additional portfolios may be created from time to time with different investment objectives and policies for use as funding vehicles for the Accounts or for other insurance products. In addition, the Directors may, subject to any necessary regulatory approvals, create more than one class of shares in the Fund, with the classes being subject to different charges and expenses and having such other different rights as the Directors may prescribe.

The Fund's investment objective is to seek current income consistent with preservation of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its total assets in U.S. Government obligations. In addition, the Fund may invest up to 20% of its total assets in other high quality fixed income securities including, but not limited to, mortgage-backed and asset-backed securities, sovereign obligations of Australia, Canada, Denmark, France, Germany, Japan, New Zealand and the United Kingdom. Any fund investments denominated in any foreign currency will be hedged against fluctuations in value versus the U.S. dollar. See "Limiting Investment Risks".

Obligations of the U.S. Government in which the Fund may invest are in two broad categories and include the following: (1) direct obligations of the U.S. Treasury, which differ only in their interest rates, maturities and times of issuance, including U.S. Treasury Bills (maturities of one year or less), U.S. Treasury Notes (maturities of one to ten years), and U.S. Treasury Bonds (generally, maturities greater than ten years); and (2) obligations issued or guaranteed by the agencies or instrumentalities of the U.S. Government which are supported by: (a) the full faith and credit of the U.S. Government (e.g., Government National Mortgage Association ("GNMA") Certificates, See below); (b) the right of the issuer to borrow an amount limited to a specific amount of credit from the U.S. Government; (c) the credit of the instrumentality (e.g., bonds issued by the Federal National Mortgage Association ("FNMA")); or (d) the discretionary authority of the U.S. Government to purchase certain obligations of U.S. Government agencies or instrumentalities (collectively, "Government Securities").

The agencies and instrumentalities that issue Government Securities include, among others, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Student Loan Marketing Association and U.S. Maritime Administration.

Securities issued by the U.S. Government differ with respect to maturity and mode of payment. The modes of payment are coupon paying and capital appreciation. Coupon paying bonds and notes pay a periodic interest payment, usually semi-annually, and a final principal payment at maturity. Capital appreciation bonds and Treasury bills accrue a daily amount of interest income, and pay a stated face amount at maturity. Most U.S. Government capital appreciation bonds were created as a result of the separation of coupon paying bonds into distinct securities representing the periodic

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coupon payments and the final principal payments.  This is referred to as
"stripping". The separate securities representing a specific payment to be made by the U.S. Government on a specific date are also called "zero coupon bonds." Current federal tax law requires the Fund to accrue as income daily a portion of the original issue discount at which each zero coupon bond was purchased. Amortization of this discount has the effect of increasing the Fund's income, although it receives no actual cash payments. The Fund distributes this income to its shareholders as income dividends and such income is reflected in the Fund's quoted yield. (See "Investment Policies and Techniques - Zero Coupon Securities and Discount Obligations").

At any given time, there is a relationship between the yield of the U.S. Government obligation and its maturity. This is called the "yield curve".
Since Government Securities are assumed to have negligible credit risks, the main determinant of yield differential between individual securities is maturity. When the yield curve is such that longer maturities correspond to higher yields, the yield curve has a positive slope and is referred to as a "normal" yield curve. At certain times shorter maturities have high yields and the yield curve is said to be "inverted". Even when the yield curve is "normal" (i.e. has a positive slope), the relationship between yield and maturity for some Government Stripped Securities is such that yields increase with maturity up to some point, and then after peaking, decline so that the longest maturities are not the highest yielding. This is called a "humped" curve. The highest yielding point on the yield curve for such securities is referred to as the "stripper's hump".

U.S. Government securities of the type in which the Fund may invest have historically involved little risk of principal if held to maturity. The Government's guarantee of the securities in the Fund, however, does not guarantee the net asset value of the shares of the fund. There are market risks inherent in all investments in securities and the value of an investment in the fund will fluctuate over time. Normally, the value of the Fund's investments varies inversely with changes in interest rates. For example, as interest rates rise, the value of the Fund's investments will tend to decline and as interest rates fall, the value of the Fund's investments will tend to increase. Because of these factors, the Fund's share value and yield are not guaranteed and will fluctuate. The magnitude of these fluctuations generally will be greater when the average maturity of the Fund's portfolio securities is longer.

The Fund is not limited to the maturities of the securities in which it may invest. Debt securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities.

The Advisor seeks an enhanced fixed income return through the active management of portfolio duration and sector allocation. Investment decisions are based on a continual evaluation of the supply and demand for capital, the current and future shape of the yield curve, underlying trends in the direction of interest rates and relative value among market sectors. The selection of individual investment reflects the Advisor's view of relative value within and among market sectors. The Advisor manages duration and maturity to take advantage of interest rates and yield curve trends. A minimum of 80% of the Fund's total assets will be invested in Government Securities.

Up to 20% of the Fund's total assets may be allocated to other fixed income securities, each of which will be rated AAA by S&P or Aaa by Moody's, or will be deemed of comparable quality by the Adviser, including: debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities of Australia, Canada, Denmark, France, Germany, Japan, New Zealand and the United Kingdom; debt obligations of supranational entities; non-U.S. dollar denominated debt obligations of the U.S. Government; and corporate obligations including asset-backed securities. Any Fund investment denominated in a foreign currency will be hedged against fluctuations in value versus the U.S. dollar.

The obligations of foreign governmental entities, including supranational issuers, have various kinds of government support. Obligations of foreign governmental entities include obligations, issued or guaranteed by national, provincial, state or other governments with taxing power or by their agencies. These obligations may or may not be supported by the full faith and credit of a foreign government. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The governmental agencies, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions, if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income.

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                          INVESTMENT POLICIES AND TECHNIQUES

ZERO COUPON SECURITIES AND DISCOUNT OBLIGATIONS
The Fund may invest in zero coupon securities and a substantial portion of the Fund's sovereign debt securities may be acquired at a discount. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date.

Zero coupon securities and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities; the value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates. Under current federal income tax law, the Fund is required to accrue as income each year the value of a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, the Fund will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Fund may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements.

REVERSE REPURCHASE AGREEMENTS
The Fund may borrow by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at an agreed upon date, price and interest payment. When effecting reverse repurchase transactions, liquid securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. A reverse repurchase agreement involves the risk that the market value of the portfolio securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase, which price is fixed at the time the Fund enters into such agreement.

SECURITIES LOANS, REPURCHASE AGREEMENTS, WHEN-ISSUED AND FORWARD COMMITMENTS TRANSACTIONS
The Fund may lend portfolio securities in an amount up to 30% of its total assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. The Fund may also enter into repurchase agreements with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser, present minimal credit risks. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral. The Fund may also purchase securities on a when-issued basis or for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

MORTGAGE-RELATED SECURITIES
The Fund may invest all or a portion of the 20% of its total assets not required to be invested in U.S. Government Obligations in mortgage-related securities. Mortgage-related securities provide funds for mortgage loans made to residential homeowners. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Fund) by various governmental, government-related and private organizations. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Prepayments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and/or principal of these pools is supported by various forms of insurance or

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guarantees, including individual loan, title, pool or hazard insurance.  There can be no assurance that the private insurers can meet their obligations under the policies. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Adviser determines that the securities meet the Fund's investment criteria. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

The Adviser expects that governmental, governmental-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Fund's investment objective and policies, consider making investments in such new types of securities. For additional information regarding mortgage-related securities and the risks associated with investment in such instruments, see "Additional Information on Portfolio Instruments and Techniques - Mortgage-Related Securities" in the Statement of Additional Information.

ASSET-BACKED SECURITIES
The Fund may invest all or a portion of the 20% of its total assets which are not required to be invested in U.S. Government Obligations in asset-backed securities. Asset-backed securities represent an undivided ownership interest in a pool of installment sales contracts and installment loans collateralized by, among other things, credit card receivables and automobiles. In general, asset-backed securities and the collateral supporting them are of shorter maturity than mortgage loans. As a result, investment in these securities should result in greater price stability for the Fund.

Asset-backed securities are often structured with one or more types of credit enhancement. For a description of the types of credit enhancement that may accompany asset-backed securities, see the Statement of Additional Information. The Fund will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and to such extent will not be considered illiquid for the purposes of the Fund's limitation on investment in illiquid securities.

FOREIGN SECURITIES
The Fund may invest all or a portion of the 20% of its total assets not required to be invested in U.S. Government Obligations in securities of foreign issuers. When the Fund invests in foreign securities, they may be denominated in foreign currencies. Thus, the Fund's net asset value may be affected by changes in exchange rates. See "Special Risk Considerations."

HEDGING AND OTHER STRATEGIC TRANSACTIONS
The Fund may use, as a portfolio management strategy, cross currency hedges, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and foreign currencies, and related
options transactions.   The Fund also may enter into forward foreign currency
contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain. See "Special Risk Considerations-Hedging and Other Strategic Transactions."

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") as part of its portfolio investment strategy to hedge all non-dollar investments with the U.S. dollar. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. If the party with which the Fund enters into a forward contract becomes insolvent or breaches its obligation under the contract, then the Fund may lose the ability to purchase or sell a currency as desired.

ILLIQUID SECURITIES
The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including securities which are not readily marketable, time deposits and repurchase agreements not terminable within seven days. Illiquid assets are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment. Securities that have readily available market quotations are not

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deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

OTHER INVESTMENT COMPANIES
The Fund reserves the right to invest up to 10% of its total assets in the securities of other investment companies. The Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any premium to net asset value of the investment company or of any sales charge. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fee paid by the Fund.

FUTURE DEVELOPMENTS
The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

TEMPORARY STRATEGIES
The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund temporarily may hold cash and/or invest up to 100% of its assets in U.S. money market instruments and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash and may invest any portion of its assets in high quality domestic money market instruments.

PORTFOLIO TURNOVER
The Fund will not trade in securities with the intention of generating short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held. It is not anticipated that, under normal conditions, the portfolio turnover rate for the Fund will exceed 100% in any one year. A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commission expenses and/or markups and markdowns, which will be borne directly by the Fund and indirectly by the Fund's shareholders. High portfolio turnover may also result in the realization of substantial net capital gains.


                             SPECIAL RISK CONSIDERATIONS

GENERAL
The Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions. The value of the Fund's fixed income securities generally fluctuates inversely with interest rate movements and fixed income securities with longer maturities tend to be subject to increased volatility. There is no assurance that the Fund will achieve its investment objectives.

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INTEREST RATE FLUCTUATIONS AND CREDIT RISK
The performance of the Fund depends in part on interest rate changes. As interest rates increase, the value of the fixed income securities held by the Fund tends to decrease. This effect will be more pronounced with respect to investments by the Fund in mortgage-related securities, the value of which are more sensitive to interest rate changes. There is no restriction on the maturity of the Fund's portfolio or any individual portfolio security, and to the extent the Fund invests in securities with longer maturities, the volatility of the Fund in response to changes in interest rates can be expected to be greater than if the Fund had invested in comparable securities with shorter maturities. The performance of the Fund will also depend on the quality of its investments. While U.S. Government securities generally are of high quality, government securities that are not backed by the full faith and credit of the U.S. Treasury may be affected by changes in the creditworthiness of the agency that issued them. Guarantees of principal and interest on obligations that may be purchased by the Fund are not guarantees of the market value of such obligations, nor do they extend to the value of shares of the Fund. Other fixed-income securities in which the Fund may invest, while of investment-grade quality, may be of lesser credit quality than U.S. Government securities.

SOVEREIGN DEBT SECURITIES
Investing in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability and willingness of sovereign obligors or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the obligor's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such a default occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

HEDGING AND OTHER STRATEGIC TRANSACTIONS
The Fund is authorized to use a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies, to seek to increase the Fund's income or gain (such investment strategies and transactions are referred to herein as "Hedging and Other Strategic Transactions"). Currently, the Fund may use, as portfolio management strategies, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and foreign currencies,
and related options transactions.   The Fund also may enter into forward foreign
currency contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain.

A discussion of the risks associated with Hedging and Other Strategic Transactions follows below. The markets for certain of these securities are relatively new and the ability to establish and close out positions is subject to the maintenance of a liquid market that may not always be available. Therefore, the Fund does not make any representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the Commission, the CFTC, the Internal Revenue Code of 1986, as amended (the "Code") or its investment objective and policies, the Fund may utilize, without limitation, Hedging and Other Strategic Transactions. For further information see "Additional Information on Portfolio Instruments and Techniques - Hedging and Other Strategic Transactions" and "Additional Information Concerning Taxes" in the Statement of Additional Information.

IN GENERAL
Subject to the constraints described above, the Fund may (if and to the extent so authorized) purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed income indices and other financial instruments, and enter into financial futures contracts, interest rate transactions and currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and Other Strategic Transactions"). The Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and Other Strategic Transactions may generally be used to attempt to protect against possible changes in the market value of securities held or to be purchased by the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's securities or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Although the Fund intends to fully hedge its exposure to foreign currencies versus the U.S. dollar, the Fund may use any or all types of Hedging and Other Strategic Transactions which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Other Strategic Transaction will be a function of numerous variables, including market conditions. The ability of the Fund to utilize Hedging and Other Strategic Transactions successfully will depend on, in addition to the factors described above, the Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund's securities. The Fund is not a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")) and Hedging and Other Strategic Transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging, and non-hedging purposes to the extent permitted by CFTC regulations; provided that the Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts would not exceed 5% of the liquidation value of the Fund's portfolio; provided further, than in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. A detailed discussion of various Hedging and Other Strategic Transactions, including applicable regulations of the CFTC appears in the Statement of Additional Information.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS
Hedging and Other Strategic Transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Losses resulting from the use of Hedging and Other Strategic Transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Other Strategic Transactions had not been used.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES
When conducted outside the United States, Hedging and Other Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Other Strategic Transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

FOREIGN TAXES
The Fund's investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income. For more information about tax risks related to the Fund, see "How Distributions are
Made: Tax Information" below and "Additional Information Concerning Taxes" in the Statement of Additional Information.


                              LIMITING INVESTMENT RISKS

To further protect investors, the Fund has adopted the following investment limitations:


          1. The Fund may (a) borrow in an amount up to 25% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing and (b) enter into reverse repurchase agreements.


          2. The Fund may not invest an amount equal to 15% or more of the current value of its net assets in investments that are illiquid.


The foregoing investment limitations described immediately above and certain of those described in the Statement of Additional Information under "Investment Limitations" are fundamental policies of the Fund that may be changed only when permitted by law and approved by the holders of a "majority" of the Fund's outstanding shares. If a percentage restriction on investment or use of assets contained in these investment limitations or elsewhere in this Prospectus or Statement of Additional Information is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation; provided, that the restrictions on borrowing described in (2) above shall apply at all times. As used in this Prospectus and in the Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting the Fund (e.g., approval of investment advisory contracts), means the vote of the lesser of (i) 67% or more of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or
(ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held.

                                      MANAGEMENT

The business and affairs of the Fund are managed under the general direction and supervision of the Company's Board of Directors. The Fund's day-to-day operations are handled by the Company's officers.

INVESTMENT ADVISER
OFFITBANK provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement with the Company (the "Advisory Agreement"). Subject to such policies as the Company's Board of Directors may determine, the Adviser makes investment decisions for the Fund.

The Advisory Agreement provides that, as compensation for services, the Adviser is entitled to receive from the Fund a monthly fee at the annual rate of .35% of the average daily net assets of the Fund. The investment advisory fee for the Fund is higher than that paid by most investment companies, but is comparable to that paid by other investment companies that have strategies focusing on high yield and international investments.


The Adviser is a New York State chartered trust company. Under its charter, the Adviser may neither accept deposits nor make loans except for deposits or loans arising directly from its exercise of the fiduciary powers granted it under the New York Banking Law. The Adviser's principal business is the rendering of discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. The Adviser specializes in global assets management and offers its clients a complete range of investments in capital markets throughout the world. The Adviser currently manages approximately $10 billion in assets and serves as investment adviser to twenty-one registered investment companies (or portfolios thereof). The principal business address of the Adviser is 520 Madison Avenue, New York, New York 10022.

PORTFOLIO MANAGER. Jack D. Burks will serve as the portfolio manager for the Fund. Mr. Burks is a Managing Director of the Adviser and has been associated with the Adviser since 1985.

ADMINISTRATOR, TRANSFER AGENT AND CUSTODIAN.
PFPC Inc., an indirect wholly owned subsidiary of PNC Bank Corp., serves as the Company's adminsitrator. PFPC also provides transfer agency and dividend disbursing services to the Company. The Bank of New York serves as custodian of the assets of the Fund. PFPC is entitled to an annual fee calculated daily and paid monthly which will not exceed .125% of aggregate average daily net assets of the Company as compensation for its services as administrator. The principal business address of PFPC is 400 Bellevue Parkway, Wilmington, Delaware 19809. The principal business address of The Bank of New York is 90 Washington Street, New York, New York 10286

FUND EXPENSES
In addition to the fees described above with respect to the Investment Advisory Agreement, the Fund will be responsible for expenses relating to administration, transfer agency, custody, legal, audit and accounting, directors fees and other miscellaneous expenses pursuant to written agreements with such service providers or otherwise. Such expenses are subject to waiver by the relevant service provider or reimbursement by the Adviser or Administrator.


                                ABOUT YOUR INVESTMENT

Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc. (the "Distributor"), the Fund's Principal Underwriter, to the Accounts without any sales or other charge, at the Fund's net asset value on each day on which the New York Stock Exchange ("NYSE") is open for business.
The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's net asset value per share next computed after the Account receives such transaction request. Any orders to purchase or redeem Fund shares that are not based on actions by Contract or Policy Owners, annuitants, and beneficiaries will be effected at the Fund's net asset value per share next computed after the order is received by the Distributor. The Fund reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Individuals may not place orders directly with the Fund. Please refer to the appropriate Account Prospectus of the Participating Company for more information on the purchase of Fund shares.

REDEMPTION OF SHARES
An Account may redeem all or any portion of the shares of the Fund in its account at any time at the net asset value per share of the Fund calculated in the manner described above. Shares redeemed are entitled to earn dividends, if any, up to and including the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Company fairly to determine the value of the Fund's net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Company.

EXCHANGE PRIVILEGE
A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company on the basis of their respective net asset values.

                          HOW THE COMPANY VALUES ITS SHARES

The net asset value per share of the Fund is calculated once daily at 4:15 p.m., New York time, Monday through Friday, each day the NYSE is open. The net asset value per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of Fund shares outstanding. Equity securities held by the Fund are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by the Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. Foreign securities are valued on the basis of quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using prevailing exchange rates.

Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors (as may be delegated from time to time to a pricing committee designated by the Board of Directors). Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

                     HOW DISTRIBUTIONS ARE MADE:  TAX INFORMATION

DISTRIBUTIONS
The Fund will declare and distribute dividends from net investment income annually and will distribute its net capital gains, if any, at least annually. Such income and capital gains distributions will be made in shares of the Fund.

TAX MATTERS
The Fund intends to continue to qualify as a regulated investment company under the Code so that it will not be subject to federal income tax on its earnings and capital gains that are distributed to its shareholders. In addition, the Fund intends to comply with the diversification requirements of the Code and Treasury Regulations in order to maintain the tax-deferred status of the Accounts.

Shares of the Fund must be purchased through Policies or Contracts. As a result, it is anticipated that any dividend or capital gains distribution from the Fund will be exempt from current taxation if left to accumulate within a Policy or Contract. The Fund is managed without regard to tax ramifications. Withdrawals from Contracts or Policies may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2.

The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, administrative or judicial action. As the foregoing discussion is for general information only, a prospective investor should also review the more detailed discussion of federal income tax considerations that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.

THE TAX STATUS OF YOUR INVESTMENT IN THE FUND DEPENDS UPON THE FEATURES OF YOUR POLICY OR CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE ACCOUNT OR POLICY PROSPECTUS.

                              SHAREHOLDER COMMUNICATIONS

It is expected that Contract or Policy Owners will receive from the Participating Companies for which shares of the Fund are the investment vehicle, reports that will include, among other things, the Company's unaudited semi-annual financial statements and year-end financial statements audited by the Company's independent accountants. Each report will show the investments owned by the Fund and will provide other information about the Fund and its operations. It is expected that the Company will pay a portion of the cost of preparing certain of these reports. Contract and Policy Owners may obtain information about their investment on any business day by calling toll-free 1-800-618-9510 between 8:15 a.m. and 6:00 p.m., New York time. Specially trained representatives will answer questions and provide information about Contract and Policy Owners' accounts.

Each Account owning shares of the Fund will vote its shares in accordance with instructions received from Contract or Policy Owners, annuitants and beneficiaries. Fund shares held by an Account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that Account as to which instructions have been received. Fund shares held by an Account that are not attributable to Contracts or Policies will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by the Account. If the Participating Insurance Company determines, however, that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

                               PERFORMANCE INFORMATION

From time to time the Fund may advertise certain information about its performance. The Fund may present standardized and nonstandardized total return in advertisements or other written material. Standardized total return is calculated in accordance with the Commission's formula. Nonstandardized total return differs from the standardized total return only in that it may be related to a nonstandard period or is presented in the aggregate rather than as an annual average. In addition, the Fund may make available information as to its respective "yield" and "effective yield" over a thirty-day period, as calculated in accordance with the Commission's prescribed formula. The "effective yield" assumes that the income earned by an investment in the Fund is reinvested, and will therefore be higher than the yield because of the compounding effect of this assumed reinvestment.

The performance of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by various national or local financial publications, such as BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY, THE WALL STREET JOURNAL, BARRON'S, KIPLINGER'S, MORNINGSTAR, MUTUAL FUND VALUES, U.S.A. TODAY OR THE NEW YORK TIMES or other industry or financial publications.

THE FUND'S PERFORMANCE INFORMATION IS HISTORICAL, WILL FLUCTUATE AND SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE RESULTS. The Commission's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information. Quotations of the Fund's performance will not reflect charges levied at the Account level.


                         COUNSEL AND INDEPENDENT ACCOUNTANTS

Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York, serves as counsel to the Company. PricewaterhouseCoopers LLP serves as the independent accountants to the Company. PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTORS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.

                              400 Bellevue Parkway
                           Wilmington, Delaware  19809
                                 (800) 618-9510

                       STATEMENT OF ADDITIONAL INFORMATION

                                  July 29, 1998
                                 As Supplemented
                                February 10, 1999

The OFFITBANK Variable Insurance Fund, Inc. (the "Company") is a no load mutual fund consisting of ten portfolios whose shares are available to participating life insurance companies ("Participating Companies") and their separate accounts ("Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") issued by the Participating Companies. The portfolios are DJG Value Equity Fund (the "Value Equity Fund"), OFFITBANK VIF-U.S. Government Securities Fund ("U.S. Government Fund") , OFFITBANK VIF-U.S. Small Cap Fund ("U.S. Small Cap Fund"), OFFITBANK VIF-High Yield Fund ("High Yield Fund"), OFFITBANK VIF-Emerging Markets Fund ("Emerging Markets Fund"), OFFITBANK VIF-Global Convertible Fund ("Global Convertible Fund"), OFFITBANK VIF-Total Return Fund ("Total Return Fund"), OFFITBANK VIF-Latin America Equity Fund (the "Latin America Equity Fund"), OFFITBANK VIF-CVO Greater China Fund (the "Greater China Fund") and OFFITBANK VIF-Mortgage Securities Fund (the "Mortgage Securities Fund").

This Statement of Additional Information should be read in conjunction with the individual Prospectuses offering shares of the following portfolios only: Value Equity Fund, U.S. Government Fund, U.S. Small Cap Fund, High Yield Fund, Emerging Markets Fund and Global Convertible Fund. The U.S. Small Cap Fund, U.S. Government Fund, High Yield Fund, Emerging Markets Fund, Global Convertible Fund, Total Return Fund, Latin America Equity Fund and Mortgage Securities Fund are advised by OFFITBANK. OFFITBANK has retained Rockefeller & Co., Inc. ("Rockefeller & Co.") as Sub-Adviser to the U.S. Small Cap Fund. The Value Equity Fund is advised by David J. Greene & Company, LLC ("DJ Greene"). The Greater China Fund is advised by CVO Greater China Partners, L.P. As used herein, the term "Adviser" shall mean, with respect to each Fund, the entity responsible for portfolio management.

This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectus offering each Fund. Any reference to the "Prospectus" in this Statement of Additional Information is a reference to the Prospectus or Prospectuses offering a Fund or Funds to which this Statement pertains. In each instance, the specific Prospectus or Prospectuses referred to are referenced by the surrounding text, which identifies a specific Fund or Funds.

This Statement of Additional Information is NOT a prospectus and is only authorized for distribution when preceded or accompanied by an effective Prospectus. Copies of each Prospectus may be obtained by an investor without charge by writing or calling the Company at the address and telephone number set forth above.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----
ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS
   AND TECHNIQUES. . . . . . . . . . . . . . . . . . . . . . . . . .     3
ADDITIONAL RISK CONSIDERATIONS . . . . . . . . . . . . . . . . . . . .  17
INVESTMENT LIMITATIONS . . . . . . . . . . . . . . . . . . . . . . . .  20
MANAGEMENT OF THE FUNDS. . . . . . . . . . . . . . . . . . . . . . . .  21
PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . .  30
PURCHASE OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . .  32
REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . .  32
PERFORMANCE CALCULATIONS . . . . . . . . . . . . . . . . . . . . . . .  32
ADDITIONAL INFORMATION CONCERNING TAXES. . . . . . . . . . . . . . . .  34
DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . . .  35
GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . .  36
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . .  39
--------------------------------------------------------------------------------

               ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND
                                   TECHNIQUES

Information concerning each Fund's investment objective is set forth in each fund's Prospectus under the heading "Investment Objectives and Policies." There can be no assurance that any Fund will achieve its objective. The principal features of each Fund's investment program and the primary risks associated with that program are discussed in the Prospectus. The following discussion of investment policies supplements the discussion of investment objectives and policies set forth in each Fund's Prospectus.

REPURCHASE AGREEMENTS

If and to the extent authorized to do so, each Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The Funds will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of OFFITBANK, DJ Greene, or Rockefeller & Co., as the case may be, based on guidelines established by the Company's Board of Directors, present minimal credit risks. The relevant Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price plus accrued interest. In the event of default by the seller under the repurchase agreement, each Fund may incur costs and experience time delays in connection with the disposition of the underlying securities.

REVERSE REPURCHASE AGREEMENTS

If and to the extent authorized to do so, each Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which a Fund transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. Whenever a Fund enters into a reverse repurchase agreement as described in the Prospectus, it will place in a segregated custodian account liquid assets having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

DOLLAR ROLL TRANSACTIONS

In order to enhance portfolio returns and manage prepayment risks, if and to the extent authorized to do so, each Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for a Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash or liquid securities of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

ASSET-BACKED SECURITIES

If and to the extent authorized to do so, each Fund may invest in Asset-Backed Securities. Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the services to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

CREDIT SUPPORT. Asset-backed securities often contain elements of credit support to lessen the effect of the potential failure by obligors to make timely payments on underlying assets. Credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying asset. Liquidity protection ensures that the pass through of payments due on the installment sales contracts and installment loans which comprise the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fee for such credit support. The existence of credit support may increase the market price of the security.

MORTGAGE-BACKED SECURITIES

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). If and to the extent authorized to do so, each Fund may invest in CMOs. CMOs are debt obligations collateralized by certificates issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, but also may be collateralized by whole loans or private pass-through securities (such collateral collectively referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways.
In one structure, for example, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). If and to the extent authorized to do so, each Fund may invest in SMBS. SMBS are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have at least one class receiving only a small portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only class) while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity and result in a loss to the investor.

Under the Internal Revenue Code of 1986, as amended, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to a Fund. In addition, the Staff of the United States Securities and Exchange Commission (the "SEC") considers privately issued SMBS to be illiquid securities.

Mortgage-backed and asset-backed securities are generically considered to be derivative securities.

DEPOSITORY RECEIPTS

If and to the extent authorized to do so, each Fund may hold equity securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and European Depository Receipts ("EDRs"), or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company which evidences ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs, and CDRs in bearer form are designed for use in European securities markets. For purposes of each Fund's investment policies, each Fund's investments in ADRs, ADSs, EDRs, and CDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

WARRANTS OR RIGHTS

Warrants or rights may be acquired by a Fund in connection with other securities or separately, and provide the Fund with the right to purchase at a later date other securities of the issuer. Warrants or rights acquired by a Fund in units or attached to securities will be deemed to be without value for purpose of this restriction. These limits are not fundamental policies of the Funds and may be changed by the Company's Board of Directors without shareholder approval.

LENDING OF PORTFOLIO SECURITIES

For the purpose of realizing additional income, if and to the extent authorized to do so, each Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. Each Fund may make loans which are short-term (nine months or less) or long-term. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short-term government securities, bank letters of credit or such other collateral as may be permitted under each Fund's investment program and by regulatory agencies and approved by the Company's Board of Directors. While the securities loan is outstanding, each Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Each Fund has the right to call each loan and obtain the securities on five business days' notice. To the extent applicable, each Fund will not have the right to vote equity securities while they are being lent, but it will call in a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans only will be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

UNITED STATES GOVERNMENT OBLIGATIONS

If and to the extent authorized to do so, each Fund may invest in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. Such securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government.

In addition to the U.S. Treasury obligations described above, each Fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by (1) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association), (2) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks) or (3) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

BANK OBLIGATIONS

As stated in the Prospectus, bank obligations that may be purchased by a Fund include certificates of deposit, bankers' acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. The Funds do not consider fixed time deposits illiquid for purposes of the restriction on investment in illiquid securities.

Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of funding lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Investors should also be aware that securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such investment risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such securities held by each Fund, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might affect adversely the payment of the principal of and interest on such securities held by each Fund. In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers.

With the exception of the U.S. Small Cap Fund, the Funds will not purchase securities which the relevant Adviser believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of each Fund's investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to each Fund's investments, the effect may be to reduce the income received by each Fund on such investments.

CONVERTIBLE SECURITIES

GENERAL. Under normal market circumstances, each Fund may invest in convertible securities (the U.S. Small Cap Fund will limit its investment to up to 10% of its total assets in such securities and the U.S. Government Fund may invest only in convertible securities rated AAA). Set forth below is additional information concerning convertible securities.

Convertible securities are issued and traded in a number of securities markets. For the past several years, the principal markets have been the United States, the Euromarket and Japan. Issuers during this period have included major corporations domiciled in the United States, Japan, France, Switzerland, Canada and the United Kingdom. Since each Fund's investments are expected to be primarily in the U.S. market or the Euromarket where convertible bonds have been primarily denominated in U.S. dollars, it is expected that ordinarily a substantial portion of the convertible securities held by each Fund will be denominated in U.S. dollars. However, the underlying equity securities typically will be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. Each Fund may enter into foreign currency hedging transactions in which they may seek to reduce the impact of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (I.E., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent there are changes in interest rates or yields of similar non-convertible securities, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the underlying common stock, the conversion value is below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value. If no capital appreciation occurs on the underlying common stock, a premium may not be fully recovered.

Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to similar non-convertible debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

As described in the Prospectus under "Special Risk Considerations - Hedging and Other Strategic Transactions," each Fund may enter into transactions in options, futures, and forward contracts on a variety of instruments and indexes, in order to hedge various market risks and/or in the case of Funds other than the U.S. Small Cap Fund, to manage the effective maturity or duration of debt instruments held by a Fund. In addition, the Value Equity Fund may enter into transactions to seek to increase a Fund's income or gain. The U.S. Government Fund currently intends to pursue such transactions only to hedge its exposure to foreign currencies versus the U.S. dollar. The discussion below supplements the discussion in each Fund's Prospectus.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Other Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts".

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's inability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or
(6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guarantee function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.
Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid. If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide Fund gains.

If and to the extent authorized to do so, a Fund may purchase and sell call options on securities and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the

OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered", that is, the Fund must own the securities subject to the call, must own an offsetting option on a futures position, or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund will expose a Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

Each Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, each Fund's investment objective and the restrictions set forth herein.

If and to the extent authorized to do so, a Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

If and to the extent authorized to do so, a Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management and for permissible non-hedging purposes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

A Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and generally will be entered into only for bona fide hedging, risk management (including duration management) or other permissible non-hedging purposes. Maintaining a futures contract or selling an option on a futures contract will typically require a Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

No Fund will enter into a futures contract or option thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's net assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts".

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

If and to the extent authorized to do so, each Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, each Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

If and to the extent authorized to do so, each Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars". Each Fund may enter into currency transactions only with Counterparties that are deemed creditworthy by the Adviser.

Except as provided in its Prospectus, each Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and other non-speculative purposes, including transaction hedging and position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

If and to the extent authorized to do so, a Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described in the Prospectus under "Use of Segregated and Other Special Accounts".

COMBINED TRANSACTIONS

If and to the extent authorized to do so, each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Hedging and Other Strategic Transaction, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

If and to the extent authorized to do so, each Fund may be authorized to enter into interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars. Each Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

Provided the contract so permits, a Fund will usually enter into interest rate swaps on a net basis, that is, the two payments streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the 1940 Act and, thus, will not be treated as being subject to the Fund's borrowing restrictions. A Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless the Counterparty is deemed creditworthy by the Adviser. If a Counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

The liquidity of swap agreements will be determined by the Adviser based on various factors, including: (1) the frequency of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; (4) the nature of the security (including any demand or tender features); and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the 15% restriction on investments in securities that are not readily marketable.

A Fund will maintain cash and appropriate liquid assets (i.e., high grade debt securities) in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts".

EURODOLLAR INSTRUMENTS

If and to the extent authorized to do so, each Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

                         ADDITIONAL RISK CONSIDERATIONS

POLITICAL AND ECONOMIC RISKS

Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

FOREIGN INVESTMENT RESTRICTIONS

Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as each of the Funds. For example, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION

Foreign companies are subject to accounting, auditing and financial standards and requirements that differ in some cases significantly from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the securities held by a Fund will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by a Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Adviser will take appropriate steps to evaluate the proposed investment, which may include interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

ADVERSE MARKET CHARACTERISTICS

Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the United States, and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Adviser will consider such difficulties when determining the allocation of such Fund's assets, though the Adviser does not believe that such difficulties will have a material adverse effect on the Fund's portfolio trading activities.

NON-U.S. WITHHOLDING TAXES

If and to the extent a Fund is authorized to invest in securities of foreign issuers, the Fund's net investment income from foreign issuers may be subject to non-U.S. withholding taxes thereby reducing the Fund's net investment income. See "Additional Information Concerning Taxes".

ILLIQUID SECURITIES

If and to the extent authorized to do so, each Fund may invest up to 15% of its net assets in illiquid securities. See "Limiting Investment Risks" in the Prospectus. The sale of restricted or illiquid securities requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on securities exchanges or in the over-the-counter markets. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

With respect to liquidity determinations generally, the Company's Board of Directors has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the Securities Act of 1933, are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the Adviser, pursuant to guidelines reviewed by the Board. The relevant Adviser takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (1) the frequency of trading in the security; (2) the number of dealers who make quotes for the security; (3) the number of dealers who have undertaken to make a market in the security; (4) the number of other potential purchasers; and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The relevant Adviser will monitor the liquidity of securities in each Fund's portfolio and report periodically on such decisions to the Board of Directors.

                             INVESTMENT LIMITATIONS

In addition to the restrictions described under "Limiting Investment Risks" in the Prospectus, each Fund may not:

     (1) purchase or sell commodities or commodity contracts, except that a Fund may purchase and sell financial and currency futures contracts and options thereon, and may purchase and sell currency forward contracts, options on foreign currencies and may otherwise engage in transactions in foreign currencies;

     (2) make loans, except that a Fund may: (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit and bankers' acceptances); (b) invest in loans and participations in accordance with its investment objectives and policies; (c) make loans of portfolio securities; and (d) enter into repurchase agreements with respect to portfolio securities;

     (3) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (4) purchase real estate or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (5) purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of a Fund's net assets in the case of any one other investment company and 10% of such net assets in the case of all other investment companies in the aggregate. This restriction shall not apply to investment company securities received or acquired by a Fund pursuant to a merger or plan of reorganization;

     (6) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with the use of options, futures contracts, options thereon or forward currency contracts; a Fund may also make deposits of margin in connection with futures and forward contracts and options thereon);

     (7) sell securities short (except for short positions in a futures contract or forward contract);

     (8) invest for the purpose of exercising control over management of any company;

     (9) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

     (10) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

     (11) invest in stock or bond futures and/or options on futures unless not more than 5% of a Fund's total assets are required as deposit to secure obligations under such futures and/or options on futures contracts, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%; and

     (12) invest in puts, calls straddles or spreads, except as described in
          (11) above.

With respect to the U.S. Government Fund, the U.S. Government Fund has adopted the following fundamental investment restriction: the Fund will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Note that each of the Funds is also subject to this fundamental restriction as described under "Limiting Investment Risks" in each such Funds' Prospectus.

If a percentage restriction on investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

Investment restrictions (1) through (5) described above and those set forth in the Prospectus under "Limiting Investment Risks" are fundamental policies of each Fund which may be changed only when permitted by law and approved by the holders of a majority of each Fund's outstanding voting securities, as described under "General Information-Capital Stock". Restrictions (7) through (12) are nonfundamental policies of each Fund, and may be changed by a vote of the Company's Board of Directors.

                             MANAGEMENT OF THE FUNDS

DIRECTORS AND OFFICERS

The principal occupations of the directors and executive officers of the Company for the past five years are listed below.


NAME, ADDRESS AND AGE       POSITION(S)          PRINCIPAL
---------------------       HELD WITH            OCCUPATION(S)
                            THE COMPANY          PAST 5 YEARS
                            -----------          ------------
Morris W. Offit, 61*        Chairman of the      President and Director,
OFFITBANK                   Board, President     OFFITBANK (1983 - present);
520 Madison Avenue          and Director         Chairman of the Board,
New York, NY  10022                              President and Director of The
                                                 OFFITBANK Investment Fund,
                                                 Inc.; Chairman of the Board,
                                                 President and Director of CVO
                                                 Greater China Fund, Inc.

Edward J. Landau, 70        Director             Member, Lowenthal, Landau
Lowenthal, Landau,                               Fischer & Bring, P.C. (1960 -
Fischer & Bring, P.C.                            present); Director, Revlon
250 Park Avenue                                  Group Inc. (cosmetics), Revlon
New York, NY 10177                               Consumer Products Inc.
                                                 (cosmetics), Pittsburgh
                                                 Annealing Box (metal
                                                 fabricating) and Clad Metals
                                                 Inc. (cookware).

The Very Reverend           Director             Retired, formerly Dean of
James Parks Morton, 58                           Cathedral of St. John the
Cathedral of St. John                            Divine (1972 - 1996)
the Divine
1047 Madison Avenue
New York, NY  10025


Wallace Mathai-Davis, 53    Secretary and        Managing Director, OFFITBANK
OFFITBANK                   Treasurer            (1986 - present).  Secretary
520 Madison Avenue                               and Treasurer of The OFFITBANK
New York, NY  10022                              Investment Fund, Inc.

Stephen Brent Wells, 53     Assistant            Managing Director, OFFITBANK
OFFITBANK                   Treasurer            (1994 - present); General
520 Madison Avenue                               Counsel, Gabelli Funds, Inc.
New York, NY  10022                              (1993 - 1994); General Counsel
                                                 and President, Funds Group,
                                                 Goldman Sachs Asset Management
                                                 (1989 - 1993)


Vincent M. Rella, 45        Assistant            Managing Director, OFFITBANK
OFFITBANK                   Treasurer            (1997 to present); Controller,
520 Madison Avenue                               OFFITBANK
New York, NY  10022                              (1986 - present)


                                       22

Stephen M. Wynne, 43        Assistant       Chairman of PFPC Trustee &
PFPC Inc.                   Treasurer       Custodial Services Ltd. (since
400 Bellevue Parkway                        1995); Executive Vice President
Wilmington, DE 19809                        and Chief Accounting Officer
                                            (since 1993) and Senior Vice
                                            President and Chief Accounting
                                            Officer (from 1991 to 1993) of
                                            PFPC Inc.; Executive Vice
                                            President (from 1993 to 1995) of
                                            PFPC International.

David D. Marky, 32          Assistant       Vice President and Director of
PFPC Inc.                   Treasurer       Accounting (since 1996) of PFPC
103 Bellevue Parkway                        Inc.; Assistant Vice President
Wilmington, DE  19809                       and Accounting Conversion Manager
                                            (since 1992) of PFPC Inc.

Gary M. Gardner, 47         Assistant       Chief Counsel (since 1994) of
PFPC Inc.                   Secretary       PFPC Inc.; Associate General
400 Bellevue Parkway                        Counsel (from 1992 to 1994) of
Wilmington, DE 19809                        The Boston Company, Inc.


David C. Lebisky, 26        Assistant       Regulatory Administrator (since
PFPC Inc.                   Secretary       1996) of PFPC Inc.;  Legal
400 Bellevue Parkway                        Assistant(1994 to 1996) with the
Wilmington, DE  19809                       law firm of Drinker Biddle &
                                            Reath; BA Candidate (1990 to
                                            1994) LaSalle University.

-------------------
*"Interested person" as defined in the 1940 Act.


The Board of Directors has designated an audit committee to advise the full Board with respect to accounting, auditing and financial matters affecting the Company. The Audit Committee is comprised of Mr. Landau and The Very Reverend Morton and meets periodically.

The Company pays each Director who is not also an officer or affiliated person an annual fee of $3,000 and a fee of $500 for each Board of Directors and Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at meetings. Directors who are affiliated with the Adviser do not receive compensation from the Company but are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

                         ESTIMATED DIRECTOR COMPENSATION
                            (FOR CALENDAR YEAR 1998)

                                                                      TOTAL
                                   PENSION OR                     COMPENSATION
                                   RETIREMENT                         FROM
                    AGGREGATE       BENEFITS        ESTIMATED    REGISTRANT AND
                  COMPENSATION     ACCRUED AS        ANNUAL       FUND COMPLEX*
                      FROM        PART OF FUND    BENEFITS UPON      PAID TO
 NAME OF PERSON    REGISTRANT       EXPENSES       RETIREMENT       DIRECTORS
 --------------    ----------       --------       ----------       ---------
 Morris W. Offit       $0              0               N/A              $0

 Edward J. Landau      $5,500          0               N/A              $28,500

 The Very Reverend     $5,500          0               N/A              $28,500
 James Parks Morton


* For this purpose, the "Fund Complex" consists of all other regulated investment companies advised by OFFITBANK.

INVESTMENT ADVISER

U.S. SMALL CAP FUND, U.S. GOVERNMENT FUND, HIGH YIELD FUND, EMERGING MARKETS FUND AND GLOBAL CONVERTIBLE FUND

The Company has retained OFFITBANK, a New York State chartered trust company, to act as its investment adviser (the "Adviser") for the U.S. Small Cap Fund, U.S. Government Fund, High Yield Fund, Emerging Markets Fund and Global Convertible Fund. The advisory agreement (the "Advisory Agreement") between the Adviser and the Company provides that the Adviser shall manage the operations of the Company, subject to policies established by the Board of Directors of the Company. Pursuant to the Advisory Agreement, except in the case of the U.S. Small Cap Fund, the Adviser manages the Company's investment portfolios, directs purchases and sales of the portfolio securities and reports thereon to the Company's officers and directors regularly. In addition, the Adviser pays the compensation of the Company's officers, employees and directors affiliated with the Adviser. The Company bears all other costs of its operations, including the compensation of its directors not affiliated with the Adviser.

For its services under the Advisory Agreement, the Adviser receives from each Fund an advisory fee. The fee is payable monthly at an annual rate of 1.00% of U.S. Small Cap Fund's average daily net assets, 0.35% of U.S. Government Fund's average daily net assets, 0.85% of the first

$200,000,000 and 0.75% on amounts in excess thereof of VIF-High Yield Fund's average daily net assets, 0.90% of the first $200,000,000 and 0.80% on amounts in excess thereof of VIF-Emerging Markets Fund's average daily net assets and 0.90% of VIF-Global Convertible Fund's average daily net assets. The Adviser may waive all or part of its fee from time to time in order to increase a Fund's net investment income available for distribution to shareholders. The Funds will not be required to reimburse the Adviser for any advisory fees waived. For the fiscal year ended March 31, 1998, the Adviser earned fees of $239,489 and waived fees of $77,746 for the High Yield Fund, and earned and waived fees of $49,468 and $10,796 for the Emerging Markets and Small Cap Funds, respectively. For the period ended March 31, 1997, the Adviser earned and waived fees of $76,943 and $13,449 for the High Yield and Emerging Markets Funds, respectively.

The Advisory Agreement was approved by the Company's Board of Directors for an initial two year period and, unless sooner terminated, the Advisory Agreement will continue in effect as to a particular Fund for consecutive one year terms thereafter, provided such continuance is approved at least annually by the Company's Board of Directors or by a vote of a majority (as defined under "General Information-Capital Stock") of the outstanding shares of each Fund, and, in either case, by a majority of the directors who are not parties to the contract or "interested persons" (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated by the Company or the Adviser on 60 days' written notice, and will terminate immediately in the event of its assignment.

VALUE EQUITY FUND

David J. Greene & Company, LLC ("DJ Greene") is responsible for managing the investment portfolio of the Value Equity Fund. DJ Greene is a registered investment adviser under the 1940 Act and a member of the New York Stock Exchange. The advisory agreement (the "DJ Greene Agreement") between DJ Greene and the Company provides that DJ Greene shall manage the investment operations of the Company, subject to policies established by the Board of Directors of the Company. Pursuant to the DJ Greene Agreement, DJ Greene manages the Company's Value Equity Fund, directs purchases and sales of the portfolio securities for the Value Equity Fund and reports regularly thereon to the Company's officers and directors. The Company bears all other costs of its operations.

DJ Greene is an investment adviser and broker-dealer registered with the SEC and the NASD. The Firm is located at 599 Lexington Avenue, New York, N.Y. 10022.
As of June 30, 1998, DJ Greene had investment management authority with respect to approximately $2 billion of assets for pension, profit sharing, endowment and individual accounts. DJ Greene consists of fifteen principals and a staff of twenty-three professional and support persons, all of whom devote their full
time to the business.   DJ Greene specializes in equity management with a value
style orientation.

For its services under the Advisory Agreement, DJ Greene receives an advisory fee. The fee is payable monthly at an annual rate of .80% of the Value Equity Fund's average daily net assets. DJ Greene may waive all or part of its fee from time to time in order to increase the Value Equity Fund's net investment income available for distribution to shareholders. The Value Equity Fund will not be required to reimburse DJ Greene for any advisory fees waived. For the fiscal year ended March 31, 1998, DJ Greene earned and waived fees of $10,934.

The DJ Greene Agreement was approved by the Company's Board of Directors for an initial two year period. Unless sooner terminated, the Advisory Agreement will continue in effect with respect to the Company from year to year thereafter if such continuance is approved at least annually by the Company's Board of Directors or by a vote of a majority (as defined under "General Information" - Capital Stock") of the outstanding shares of the Value Equity Fund, and, in either case, by a majority of the directors who are not parties to the contract or "interested persons" (as defined in the 1940 Act) of any party by votes case in person at a meeting called for such purpose. The Advisory Agreement may be terminated by the Company or DJ Greene on 60 days' written notice and will terminate immediately in the event of its assignment.

SUB-ADVISER - U.S. SMALL CAP FUND

Rockefeller & Co., Inc. subject to the review and overall supervision of the Adviser, is responsible for managing the investment portfolio of the U.S. Small
Cap Fund.   Rockefeller & Co. is a registered investment adviser under the
Investment Advisers Act of 1940. Its earliest predecessor was established in the 19th century for the benefit of John D. Rockefeller and his family. Today, Rockefeller & Co. is a private investment advisory and management firm that serves the needs of the Rockefeller family and those of a small number of other persons and institutions. As of June 30, 1998, Rockefeller & Co. managed approximately $4.3 billion in assets. Rockefeller & Co., with offices at 30 Rockefeller Plaza, New York, New York 10112, is a wholly-owned subsidiary of Rockefeller Financial Services, Inc., all of the voting shares of which are owned by the Rockefeller Family Trust. The Rockefeller Family Trust was established in 1979, primarily for the benefit of the grandchildren of John D. Rockefeller, Jr. and their descendants. The grantors of the trust property are the senior members of the Rockefeller Family. In 1980, Rockefeller & Co. was registered as an investment adviser and commenced providing management services to non-Rockefeller Family clients. Rockefeller & Co. provides comprehensive investment management services in the global equity and fixed-income markets.
It allocates capital to asset classes with superior investment return potential, commensurate with the overall financial objectives and risk tolerances of its clients. Each asset class employed is managed by a specialized investment unit with dedicated investment and research professionals suited to its particular asset class or geographic region. Rockefeller & Co. is located in New York City.

Rockefeller & Co. has been retained to provide sub-advisory services to the U.S. Small Cap Fund pursuant to an agreement between Rockefeller & Co. and OFFITBANK (the "Sub-Advisory Agreement"). Pursuant to the Sub-Advisory Agreement, OFFITBANK has delegated to Rockefeller & Co. the authority and responsibility to make and execute portfolio investment decisions for the U.S. Small Cap Fund within the framework of the U.S. Small Cap Fund's investment objectives, policies and restrictions, and subject to review by OFFITBANK and the Board of Directors of the Company. The Sub-Advisory Agreement provides that OFFITBANK, and not the U.S. Small Cap Fund will pay to Rockefeller & Co. monthly compensation based on the average daily net assets of the U.S. Small Cap Fund at the annual rate of 1.00%. For the fiscal year ended March 31, 1998, OFFITBANK earned and waived fees of $10,976 with respect to the U.S. Small Cap Fund. Accordingly, Rockefeller & Co. received no fees for the fiscal year ended March 31, 1998.

The Sub-Advisory Agreement, dated September 3, 1996, was approved by the Fund's Directors on July 17, 1996. The Sub-Advisory Agreement provides that it may be terminated without penalty by either the Fund or Rockefeller & Co. at any time by the giving of 60 days' written notice to the other and terminates automatically in the event of "assignment", as defined in the 1940 Act or upon termination of the Advisory Agreement. The Sub-Advisory Agreement provides that, unless sooner terminated, it shall continue in effect for an initial two year period, and from year to year thereafter only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Company or by a vote of the majority of the outstanding voting securities of the Fund, provided, that in either event, such continuance is also approved by the vote of the majority of the Directors who are not parties to the Sub-Advisory Agreement or "interested persons" of such parties cast in person at a meeting called for the purpose of voting on such approval.

REGULATORY MATTERS

OFFITBANK is a trust company chartered under the New York Banking Law and is supervised and examined thereunder by the New York Banking Department. OFFITBANK is prohibited by its charter from accepting deposits other than deposits arising directly from its exercise of the fiduciary powers granted under the New York Banking Law and, accordingly, is not an insured depository institution for purposes of the Federal Deposit Insurance Act or any other banking law or regulation.

Banking laws and regulations, as currently interpreted by the New York Banking Department, prohibit New York State chartered trust companies from controlling, or distributing the shares of, a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit such trust companies generally from issuing, underwriting, selling or distributing securities, but do not prohibit such trust companies from acting as investment adviser, administrator, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. OFFITBANK believes that it may perform the services described in this Prospectus with respect to the Company without violation of such laws or regulations. OFFITBANK is not a member of the Federal Reserve System and is not subject to the Glass-Steagall Act, the Bank Holding Company Act of 1956 or any other federal banking law or regulation that might affect its ability to perform such services.

If the Adviser, DJ Greene or Rockefeller & Co. were prohibited from performing the services described in this Prospectus with respect to the Funds, it is expected that the Company's Board of Directors would recommend to each Fund's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board of Directors. The Company does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

DISTRIBUTOR

OFFIT Funds Distributor, Inc., (the "Distributor"), a wholly-owned subsidiary of Provident Distributors, Inc., with its principal office at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428-2961, distributes the shares of the Company. Under a distribution agreement with the Company (the "Distribution Agreement"), the Distributor is not obligated to sell any specific amount of shares of the Company. The Distributor, as agent of the Company, agrees to use its best efforts as sole distributor of the Company's shares.

The Distribution Agreement will continue in effect with respect to a particular Fund from year to year if such continuance is approved at least annually by the Company's Board of Directors and by a majority of the Directors who have no direct or indirect financial interest in the Agreement ("Qualified Directors") and who are not "interested persons" (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. In approving the continuance of the Distribution Agreement, the Directors must determine that the Agreement is in the best interest of the shareholders of the Fund. There is no fee payable under the Distribution Agreement.

ADMINISTRATION, TRANSFER AGENCY AND CUSTODY SERVICES

PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp. performs administrative and fund accounting services for the Company, and is responsible for certain clerical, record keeping and bookkeeping services, except those performed by OFFITBANK, DJ Greene, Rockefeller & Co. or by The Chase Manhattan Bank, N.A. ("Chase") or The Bank of New York ("BONY") in their capacity as custodians of the Company. PFPC has no role in determining the investment polices of the Company or which securities are to be purchased or sold by the Funds. The services provided by PFPC include regulatory compliance, assistance in the preparation and filing of post-effective amendments to the Company's registration statement with the Commission, preparation of annual, semi-annual and other reports to shareholders and the Commission, filing of federal and state income tax returns, preparation of financial and management reports, preparation of board meeting materials, preparation and filing of blue sky registrations and monitoring compliance with the amounts and conditions of each state's qualification. For the administrative and fund accounting services PFPC provides to the Company, PFPC is paid an annual fee calculated daily and paid monthly which is expected to approximately .125% of net assets. From time to time, the Administrator may waive all or a portion of its fees.

From January 1, 1997 to June 1, 1998, BISYS Fund Service Limited Partnership ("BISYS") served as the Company's administrator. Prior to January 1, 1997, Furman Selz LLC ("Furman Selz") served as the Company's administrator. Pursuant to an administration agreement with the Company, for the fiscal year ended March 31, 1998, BISYS was entitled to fees of $42,263 and waived fees of $23,302 for the High Yield Fund and earned and waived fees of $8,245, $2,050 and $1,619 for the Emerging Markets, Value Equity and U.S. Small Cap Funds, respectively. Pursuant to a fund accounting agreement with the Company, for the fiscal year ended March 31, 1998, BISYS also earned fees of $32,308, $30,000, $30,154 and $30,685 for the High Yield, Emerging Markets, Value Equity and U.S. Small Cap Funds, respectively. From January 1, 1997 to March 31, 1997, BISYS earned administrative services fees and fund accounting fees, amounting to $6,868 and $7,500, respectively, for the High Yield Fund and $1,236 and $7,500, respectively, for the Emerging Markets Fund. During the same period, BISYS waived the administrative service fees for each Fund. Pursuant to an administration agreement with the Company, for the period from April 1, 1996 to December 31, 1996, Furman Selz earned and waived fees of $6,710 for the High Yield Fund and for the period from August 26, 1996 to December 31, 1996, earned and waived fees of $1,005 for the Emerging Markets Fund. For its accounting services, Furman Selz earned fees of $22,500 with respect to the High Yield Fund for the period April 1, 1996 to December 31, 1996 and $7,500 with respect to the Emerging Markets Fund for the period August 26, 1996 to December 31, 1996.

PFPC also serves as the Company's Transfer Agent and Dividend Disbursing Agent pursuant to a transfer agency agreement (the "Transfer Agency Agreement") with the Company. Under the Transfer Agency Agreement, PFPC has agreed, among other things, to: (1) process shareholder purchase and redemption orders; (2) issue periodic statements to shareholders; (3) process transfers, exchanges and dividend payments; and (4) maintain all shareholder records for each account in the Company. From January 1, 1997 to June 1, 1998, BISYS Fund Services Limited Partnership ("BISYS") served as the Company's transfer agent. Prior to January 1, 1997 Furman Selz served as the Company's transfer agent.

BONY serves as the Company's custodian, with respect to all Funds, other than the Emerging Markets Fund, pursuant to a custodian agreement (the "BONY Custodian Agreement") with the Company. BONY is located at 90 Washington Street, New York, New York 10286. Under the BONY Custodian Agreement, BONY has agreed to: (1) maintain a segregated account or accounts in the name of each Fund; (2) hold and disburse portfolio securities on account of each Fund; (3) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (4) respond to correspondence relating to its duties; and (5) make periodic reports to the Company's Board of Directors concerning the Funds' operations. BONY is authorized under the BONY Custodian Agreement to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that BONY remains responsible for the performance of all of its duties under the BONY Custodian Agreement.

BONY is entitled to receive such compensation from the Funds as may be agreed upon from time to time.

Chase serves as the Company's custodian, with respect to the Emerging Markets Fund only, pursuant to a custodian agreement (the "Chase Custodian Agreement") with the Company. Chase is located at 4 MetroTech Center, 18th Floor, Brooklyn, New York 11245. Under the Chase Custodian Agreement, Chase has agreed to: (1) maintain a segregated account or accounts in the name of each Fund; (2) hold and disburse portfolio securities on account of each Fund; (3) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (4) respond to correspondence relating to its duties; and
(5) make periodic reports to the Company's Board of Directors concerning the Funds' operations. Chase is authorized under the Chase Custodian Agreement to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that Chase remains responsible for the performance of all of its duties under the Chase Custodian Agreement.

OTHER INFORMATION CONCERNING FEES AND EXPENSES

All or part of the fees payable by any or all of each of the Funds to the organizations retained to provide services for each of the Funds may be waived from time to time in order to increase such Funds' net investment income available for distribution to shareholders or total return.

Except as otherwise noted, OFFITBANK and PFPC bear all expenses in connection with the performance of their advisory and administrative services respectively. The Company bears the expenses incurred in its operations, including: taxes; interest; fees (including fees paid to its directors who are not affiliated with the Company); fees payable to the SEC; costs of preparing prospectuses for regulatory purposes and for distribution to shareholders; advisory and administration fees; charges of its custodian and transfer agent; certain insurance costs; auditing and legal expenses; fees of independent pricing services; costs of shareholders' reports and shareholder meetings, including proxy statements and related materials; and any extraordinary expenses. The Company also pays for brokerage fees and commissions, if any, in connection with the purchase of portfolio securities.

                             PORTFOLIO TRANSACTIONS

The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, except as stated below, the Adviser is primarily responsible for the Company's portfolio decisions and the placing of the Company's portfolio transactions. DJ Greene is primarily responsible for the portfolio decisions and the placing of the portfolio transaction for the Value Equity Fund. Rockefeller & Co., however, under the supervision of the Adviser, is primarily responsible for the portfolio decisions and the placing of the portfolio transactions for the U.S. Small Cap Fund.

With respect to the U.S. Government Fund High Yield Fund, Emerging Markets Fund, Global Convertible Fund and Total Return Fund, portfolio securities normally will be purchased or sold from or to dealers at a net price, which may include dealer spreads and underwriting commissions. With respect to the U.S. Small Cap Fund, Value Equity Fund, purchases and sales of securities on a stock exchange are effected through brokers who charge a commission. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While the Adviser, DJ Greene and Rockefeller & Co. each generally seeks a competitive price in placing its orders, the Company may not necessarily be paying the lowest price available.

Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless the transaction is conducted in accordance with procedures established by the Company's Board of Directors and complies in all other respects with certain criteria or an exemptive order allowing such transactions is obtained from the SEC. Affiliated persons of the Company, or affiliated persons of such persons, may from time to time be selected to execute portfolio transactions for the Company as agent. Subject to the considerations discussed above and in accordance with procedures adopted by the Board of Directors, in order for such an affiliated person to be permitted to effect any portfolio transactions for the Company, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees and other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length agency transaction.

Investment decisions for the Company are made independently from those for other funds and accounts advised or managed by the Adviser, DJ Greene or Rockefeller & Co., as the case may be. Such other funds and accounts may also invest in the same securities as the Company. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Company, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Company or the price paid or received by the Company. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security. To the extent permitted by law, the Adviser, DJ Greene and Rockefeller & Co. may aggregate the securities to be sold or purchased for the Company with those to be sold or purchased for other funds or accounts in order to obtain best execution.

Portfolio turnover may vary from year to year as well as within a year. The turnover rate for the High Yield Fund for the period April 1, 1996 (commencement of operations) through March 31, 1997 was 4%. The turnover rate for the Emerging Markets Fund for the period August 28, 1996 (commencement of operations) through March 31, 1997 was 96%. For the fiscal year ended March 31, 1998 the turnover rates for the High Yield, Emerging Markets, Value Equity and U.S. Small Cap Funds were 32%, 53%, 33% and 51%, respectively.

                               PURCHASE OF SHARES

The Company reserves the right, in its sole discretion, to suspend the offering of shares of each of its Funds and reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Company.

                              REDEMPTION OF SHARES

The Company may suspend redemption privileges or postpone the date of payment
(1) during any period that the New York Stock Exchange (the "NYSE") or the bond market is closed, or trading on the NYSE is restricted as determined by the SEC,
(2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and
(3) for such other periods as the SEC may permit.

Furthermore, if the Board of Directors determines that it is in the best interests of the remaining shareholders of a Fund, such Fund may pay the redemption price, in whole or in part, by a distribution in kind.

                            PERFORMANCE CALCULATIONS

The Company may from time to time quote various performance figures to illustrate the past performance of each of its Funds. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the SEC methods for computing performance follows.

TOTAL RETURN

A Fund's average annual total return is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods (or, if sooner, the period since inception of the Fund) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assures that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period (or, if shorter, the period since inception of the Fund) and the deduction of all applicable Fund expenses on an annual basis. Average annual total return is calculated according to the following formula:

                 n
          P (1+T)  = ERV

Where:    P = a hypothetical initial payment of $1,000
          T = average annual total return
          n = number of years
        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated period

A Fund may also calculate total return on an aggregate basis which reflects the cumulative percentage change in value over the measuring period. The formula for calculating aggregate total return can be expressed as follows:

          Aggregate Total Return = [( ERV ) - 1]
                                      ---
                                       P

In addition to total return, a Fund may quote performance in terms of a 30-day yield. The yield figures provided will be calculated according to a formula prescribed by the SEC and can be expressed as follows:

                              6
          Yield = 2 [ (a-b +1)  - 1]
                       ---
                       cd

Where:    a = dividends and interest earned during the period.

              b =   expenses accrued for the period (net of reimbursements).

              c =   the average daily number of shares outstanding during the
                      period that were entitled to receive dividends.

              d =   the minimum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market value of the debt obligations.

The total return of the High Yield Fund for the fiscal year ended March 31, 1998 and for the period from April 1, 1996 (inception) to March 31, 1997 was 14.84% and 11.90%, respectively. The total return of the Emerging Markets Fund for the fiscal year ended March 31, 1998 and for the period from August 28, 1996 (inception) to March 31, 1997 was 11.26% and 8.29%, respectively. The total return of the Value Equity and U.S. Small Cap Funds for the period from April 11, 1997 (inception) to March 31, 1998 was 49.40% and 41.40%, respectively.

The performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc. or other independent services which monitor the performance data of investment companies, and may be quoted in advertising in terms of their rankings in each applicable universe. In addition, the Company may use performance reported in financial and industry publications, including BARRON'S, BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY, MORNINGSTAR, MUTUAL FUND VALUES, THE WALL STREET JOURNAL, THE NEW YORK TIMES and U.S.A. TODAY.

Performance information presented for each of the Funds should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under the variable annuity contract and variable life insurance policy. These charges and expenses are not reflected in the Funds' performance and would reduce an investor's return under the annuity contract or life policy.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following is only a summary of certain additional tax considerations that are not described in the Fund's Prospectuses and generally affect each Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussions here and in the Prospectuses are not intended as substitutes for careful tax planning.

Each Fund intends to qualify as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, a Fund will not be subject to federal income tax on its investment company taxable income and net capital gains to the extent that such investment company taxable income and net capital gains are distributed in each taxable year to the separate accounts of insurance companies that hold its shares. In addition, if a Fund distributes annually to the separate accounts its ordinary income and capital gain net income, in the manner prescribed in the Code, it also will not be subject to the 4% federal excise tax otherwise applicable to a RIC on any of its income or gains. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies. Under current tax law, capital gains or dividends from a Fund are not currently taxable when left to accumulate within a variable annuity contact or variable life insurance policy.

Section 817(h) of the Code requires that investments of a segregated asset account of an insurance company be "adequately diversified", in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies investing in the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a RIC for purposes of the applicable diversification requirements. Under the Regulations, if a RIC satisfies certain conditions, that RIC will not be treated as a single investment for these purposes, but rather the segregated asset account will be treated as owning its proportionate share of each of the assets of the RIC. Each Fund plans to satisfy these conditions at all times so that each segregated asset account of a life insurance company investing in the Funds will be treated as adequately diversified under the Code and Regulations.

For information concerning the federal income tax consequences to the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectuses used in connection with the issuance of the particular contract or policy.

                        DETERMINATION OF NET ASSET VALUE

The Company values the shares of each Fund daily on each day the New York Stock Exchange (the "NYSE") is open. Currently, the NYSE is closed Saturdays, Sundays and the following holidays: New Year's Day, Reverend Martin Luther King, Jr.'s Day, President's Day (Washington's Birthday), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Company determines net asset value as of the close of the NYSE. However, equity options held by a Fund are priced as of the close of trading at 4:10 p.m, and futures on U.S. government securities and index options held by a Fund are priced as of their close of trading at 4:15 p.m.

Each Fund determines net asset value as follows: Securities for which market quotations are readily available are valued at prices which, in the opinion of the Directors, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sales price on or, if no sales are reported (as in the case of some securities traded over-the-counter) the last reported bid price, except that certain U.S. government securities are stated at the mean between the reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market. All other securities and assets are valued at their fair value following procedures approved by the Directors. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, or certain foreign securities. Securities for which reliable quotations are not readily available and all other assets will be valued at their respective fair market value as determined in good faith by, or under procedures established by, the Company's Board of Directors.

If any securities held by a Fund are restricted as to resale, their fair value will be determined in good faith by, or under procedures established by, the Company's Board of Directors. The Directors periodically review such valuations and procedures. The fair value of such securities is generally determined as the amount which Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

To the extent a Fund invests in foreign securities, the calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain of the portfolio securities used in the calculation. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE. Occasionally, events which affect the values of such securities (and, with respect to foreign securities, the value of the currency in which the security is denominated) may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by, or under procedures established by, the Company's Board of Directors. Similarly, market movements can occur with respect to foreign securities on days on which an investor does not have access to the Fund.


                               GENERAL INFORMATION

CAPITAL STOCK

All shares of the Company have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law. As used in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Company and all Funds, means the vote of the lesser of (i) 67% or more of the Company's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Company's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting any single Fund (e.g., approval of Advisory Agreements), means the vote of the lesser of (i) 67% or more of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

Each share of a Fund of the Company is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Company's Board of Directors. In the event of the liquidation or dissolution of the Company, shares of a Fund are entitled to receive the assets allocable to that Fund which are available for distribution, and a proportionate distribution, based upon the relative net assets of the Funds, of any general assets not belonging to a Fund which are available for distribution.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-accessible, fully transferable and redeemable at the option of the holder.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as the independent accountants for the Company. PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

COUNSEL

Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022, serves as counsel to each of the Funds.

OTHER INFORMATION

The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

As of June 30, 1998, the Trustees and officers of the Company in the aggregate owned less than 1% of the outstanding shares of any of the Portfolios. Also, as of that date, the shareholders listed below owned of record more than five percent of the following Portfolios:

                                                 Shares of           % of
                Shareholder                   Portfolio Owned   Portfolio Owned
                -----------                   ---------------   ---------------
 EMERGING MARKETS FUND:
 CM Life                                          532,309             86%
 c/o Continuum
 301 West 11th Street
 Kansas City, MO  64105-1634

 Security Equity Life Insurance Company           86,918              14%
 84 Business Park Drive
 Armonk, NY  10504-1711

 HIGH YIELD FUND:
 CM Life                                         2,896,017            72%
 c/o Continuum
 301 West 11th Street
 Kansas City, MO  64105-1634

 Security Equity Life Insurance Company          1,124,295            28%
 84 Business Park Drive
 Armonk, NY  10504-1711

 DJG VALUE EQUITY FUND:
 Security Equity Life Insurance Company           144,118            100%
 84 Business Park Drive
 Armonk, NY  10504-1711

 U.S. SMALL CAP FUND:
 Security Equity Life Insurance Company           107,980            100%*
 84 Business Park Drive
 Armonk, NY  10504-1711

----------------

*  May be deemed to "control" the Fund as that term is defined under the 1940
Act.

                              FINANCIAL STATEMENTS

The audited financial statements for the Company and the notes thereto for the fiscal year ended March 31, 1998 are incorporated herein by reference to the Company's Annual Report to Shareholders dated March 31, 1998. The March 31, 1998 financial statements are incorporated herein in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of such firm as experts in auditing and accounting. Additional copies of the Annual Report may be obtained at no charge by telephoning the Company at the telephone number appearing on the front page of this Statement of Additional Information.

PROSPECTUS

THE OFFITBANK VARIABLE INSURANCE FUND, INC.                       JULY 29, 1998
                                                                As Supplemented
                                                              February 10, 1999
--------------------------------------------------------------------------------

                        OFFITBANK VIF-MORTGAGE SECURITIES FUND

--------------------------------------------------------------------------------
OFFITBANK VIF-Mortgage Securities Fund (the "Fund") is one of ten separate non-diversified investment portfolios of the OFFITBANK Variable Insurance Fund, Inc. (the "Company"), an open-end, management investment company. The Fund's investment objective is to maximize total return from a combination of current income and capital appreciation. The Fund will seek to achieve its objective by investing at least 80% of its total assets in investment grade or comparable mortgage-related securities issued by the U.S. government, its agencies and instrumentalities, by private entities in the U.S., and by foreign governments and governmental and private entities and may invest up to 20% of its total assets in U.S. Government securities and investment grade or comparable fixed income securities of foreign issuers.

The investment characteristics of mortgage-related securities differ from traditional debt securities. These differences may subject the Fund to certain risks not associated with investments in traditional fixed-income securities. See "Investment Objective and Policies" and "Special Risk Considerations".
There can be no assurance that the Fund's investment objective will be achieved.

OFFITBANK, a trust company specializing in global fixed income management, serves as the Fund's investment adviser (the "Adviser"). The Adviser currently manages approximately $10 billion in assets principally invested in global fixed income securities. The address of the Company is 400 Bellevue Parkway, Wilmington, Delaware 19809. Yield and other information regarding the Fund may be obtained by calling 1-800-618-9510.

SHARES OF THE FUND ARE SOLD ONLY TO CERTAIN LIFE INSURANCE COMPANIES (COLLECTIVELY, "PARTICIPATING COMPANIES") AND THEIR SEPARATE ACCOUNTS (COLLECTIVELY, THE "ACCOUNTS") TO FUND BENEFITS UNDER VARIABLE ANNUITY CONTRACTS ("CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("POLICIES") TO BE OFFERED BY THE PARTICIPATING COMPANIES. THE ACCOUNTS INVEST IN SHARES OF THE FUND IN ACCORDANCE WITH ALLOCATION INSTRUCTIONS RECEIVED FROM CONTRACT AND POLICY OWNERS ("CONTRACT OWNERS" OR "POLICY OWNERS," AS APPROPRIATE). SUCH ALLOCATION RIGHTS ARE FURTHER DESCRIBED IN THE ACCOMPANYING ACCOUNT PROSPECTUS. SHARES ARE REDEEMED TO THE EXTENT NECESSARY TO PROVIDE BENEFITS UNDER THE CONTRACTS AND POLICIES.

This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus in conjunction with the prospectus for the Contract or Policy which accompanies this Prospectus and retain this Prospectus for future reference. Additional information about the Fund, contained in a Statement of Additional Information dated July 29, 1998, as amended or supplemented from time to time, has been filed with the Securities and Exchange Commission (the "Commission") and is available to investors without charge by calling 1-800-618-9510. The Statement of Additional Information is incorporated in its entirety by reference into this Prospectus. This Prospectus, the Statement of Addiutional Information, material incorporated by reference and other information regarding the Fund is available on the Commission's Website (http://www.sec.gov).

                            -------------------------

INVESTORS ARE ADVISED THAT SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, OFFITBANK OR ANY AFFILIATE OF OFFITBANK, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE COMPANY IS NOT AUTHORIZED TO ENGAGE IN THE BUSINESS OF BANKING.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                WHAT YOU NEED TO KNOW
                                ---------------------
Highlights. . . . . . . . . . . . . . . . . . . . . . . . .  2
The Company . . . . . . . . . . . . . . . . . . . . . . . .  3
Investment Objective and Policies . . . . . . . . . . . . .  3
Investment Policies and Techniques. . . . . . . . . . . . .  6
Special Risk Considerations . . . . . . . . . . . . . . . . 11
Limiting Investment Risks . . . . . . . . . . . . . . . . . 15
Management. . . . . . . . . . . . . . . . . . . . . . . . . 15
About Your Investment . . . . . . . . . . . . . . . . . . . 16
How the Company Values Its Shares . . . . . . . . . . . . . 16
How Distributions are Made: Tax Information . . . . . . . . 17
Shareholder Communications. . . . . . . . . . . . . . . . . 17
Performance Information . . . . . . . . . . . . . . . . . . 17
Counsel and Independent Accountants . . . . . . . . . . . . 18
Appendix A. . . . . . . . . . . . . . . . . . . . . . . .  A-1

                                     HIGHLIGHTS

INTRODUCTION
OFFITBANK VIF-Mortgage Securities Fund (the "Fund") is one of ten separate investment portfolios of the OFFITBANK Variable Insurance Fund, Inc. (the "Company"), an open-end, management investment company. The Fund's investment objective is to maximize total return from a combination of current income and capital appreciation.

FUND MANAGEMENT
OFFITBANK, a trust company specializing in global fixed income management, serves as the Fund's Adviser.

SHARES OF THE FUND
Shares of the Fund are sold only to certain life insurance companies (collectively, "Participating Companies") and their separate accounts (collectively, the "Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") to be offered by the Participating Companies. The Accounts invest in shares of the Fund in accordance with allocation instructions received from Contract and Policy owners ("Contract Owners" or "Policy Owners," as appropriate). Such allocation rights are further described in the accompanying Account Prospectus. Shares are redeemed to the extent necessary to provide benefits under the Contracts and Policies.

Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc., the Fund's Underwriter, to the Accounts without any sales or other charge, at the Fund's net asset value on each day on which the New York Stock Exchange ("NYSE") is open for business. The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's net asset value per share next computed after the Account receives such transaction request.

An Account may redeem all or any portion of the shares of the Fund in its account at any time at the net asset value per share of the Fund calculated in the manner described above.

A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company on the basis of their respective net asset value. See "About Your Investment".

RISK FACTORS
Investment in the Fund is subject to certain risks, as set forth in detail under "Special Risk Considerations." The Fund will invest at least 80% of its total assets in mortgage-related securities, which involve certain special risks not associated with investments in traditional fixed-income securities. See "Investment Objective and Policies" and "Special Risk Considerations."

                                    THE COMPANY

The Company, a Maryland corporation formed on July 1, 1994, is designed to serve as a funding vehicle for Contracts and Policies offered by the Accounts of Participating Companies. Shares of the Fund are offered only to the Accounts through OFFIT Funds Distributor, Inc. (the "Distributor"), the principal underwriter for the Company. The Fund is a no-load, non-diversified investment portfolio of the Company, an open-end management investment company. The Company is not authorized to engage in the business of banking.

Shares of the Company are offered to Accounts of Participating Companies that may not be affiliated with each other. The Participating Companies and their Accounts may be subject to insurance regulation that varies between states and to state insurance and federal tax or other regulation that varies between Contracts and Policies. The Company does not currently foresee any disadvantages to Contract or Policy Owners arising from these circumstances. However, it is theoretically possible that the interests of Contract or Policy Owners participating in the Company through the Accounts might at some time be in conflict. In some cases, one or more Accounts might withdraw their investment in the Fund, which could possibly force the Company to sell portfolio securities at disadvantageous prices. The Company's Directors intend to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response thereto.

                         INVESTMENT OBJECTIVE AND POLICIES

The Fund has an investment objective which it pursues through investment policies as described below. The objective and policies of the Fund can be expected to affect the return of the Fund and the degree of market and financial risk to which the Fund is subject. For more information about the investment strategies employed by the Fund, see "Investment Policies and Techniques." The investment objective and policies of the Fund may, unless otherwise specifically stated, be changed by the Directors of the Company without a vote of the shareholders. As a matter of policy, the Directors would not materially change the investment objective of the Fund without shareholder approval. There is no assurance that the Fund will achieve its objective.

Additional portfolios may be created from time to time with different investment objectives and policies for use as funding vehicles for the Accounts or for other insurance products. In addition, the Directors may, subject to any necessary regulatory approvals, create more than one class of shares in the Fund, with the classes being subject to different charges and expenses and having such other different rights as the Directors may prescribe.

The Fund may utilize many of the same investment techniques and invest in similar securities as other investment portfolios of the Company. Investors should note, however, that the Fund will invest its assets in accordance with its investment objective and policies described below. Accordingly, the Adviser expects that the Fund's investment portfolios will be distinct, notwithstanding its ability to invest in comparable instruments.

The investment objective of the Fund is to maximize total return from a combination of current income and capital appreciation. The Mortgage Securities Fund seeks to achieve this investment objective by investing at least 80% of the value of its assets in a diversified portfolio of investment grade or comparable mortgage-related securities.

Mortgage-related securities are securities that, directly or indirectly, represent participations in, or are secured by and payable from, loans secured by residential or commercial property. Mortgage-related securities include mortgage pass-through securities, adjustable rate mortgage securities, collateralized mortgage obligations and stripped mortgage-backed securities. These mortgage-related securities include derivative mortgage securities.

The Fund's primary emphasis will be on mortgage-related securities representing interests in residential property. Residential mortgage-related securities in the U.S. fall into three categories: (1) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and Federal Home Loan Mortgage Corporation ("FHLMC"); (2) those issued by non-governmental issuers that represent interests in, or are collateralized by, mortgage-related securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by non-governmental issuers that represent an interest in, or are collateralized by, whole mortgage loans or mortgage-related securities without a government guarantee but usually with over-collateralization or some other form of private credit enhancement. Non-governmental issuers referred to in (2) and (3) above include originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

The residential mortgage pass-through securities in which the Fund will invest provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The Fund invests both in U.S. Government pass-through securities issued by GNMA, FNMA and FHLMC, and in pass-through securities issued by non-governmental issuers. Each of GNMA, FNMA and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC generally guarantees only ultimate collection of principal of the underlying mortgage loans.

The Fund may also invest in adjustable rate mortgage securities ("ARMS"). ARMS are pass-through mortgage securities collateralized by residential mortgages with interest rates that are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

Commercial mortgage-related securities are generally multi-class debt or pass-through securities backed by a mortgage loan or pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. The commercial loans underlying these securities are generally not amortizing or not fully amortizing. At their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or the sale of the property. Unlike most single family residential mortgages, commercial real property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid.

The market for commercial mortgage-related securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential mortgage-related securities. Many of the risks of investing in commercial mortgage-related securities reflect the risks of investing in real estate securing the underlying mortgage loans. These risks reflect the effect of local and other economic conditions such as real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-related securities may be less liquid and exhibit greater price volatility than other types of mortgage-related securities.

Mortgage-related securities issued by private issuers in the U.S. may entail greater risk than mortgage-related securities that are guaranteed by the U.S. Government, its agencies or instrumentalities. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (1) liquidity protection; and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments of, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

The Fund may invest in collateralized mortgage obligations ("CMOs") issued by the U.S. entities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs may be collateralized by GNMA, FNMA or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. The Fund has no present intention to invest in CMO residuals.

The Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.
These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designated to provide relatively predictable payment of principal provided that among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-related securities.

The Fund may purchase stripped mortgage securities which are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid and to such extent, together with any other illiquid investments, will be subject to the Fund's applicable restriction on investments in illiquid securities.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only class), while the other class will receive all of the principal ("PO" or principal only class). The yield to maturity on IOs, POs and other mortgage securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

In addition to the stripped mortgage securities described above, the Fund may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs and IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs are similar in nature to those associated with IOs. The Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.

Up to 20% of the Fund's total assets may be invested in investment grade or comparable fixed income securities, including mortgage-related securities of issuers located in Canada, the United Kingdom, Denmark or other countries which may develop a mortgage securities market. Any Fund investment denominated in a foreign currency will be hedged against fluctuations in value versus the U.S. dollar.

                         INVESTMENT POLICIES AND TECHNIQUES

GOVERNMENT MORTGAGE-BACKED SECURITIES. The principal governmental (i.e., backed by the full faith and credit of the United States Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC but are not backed by the full faith and credit of the United States Government.

The investment characteristics of mortgage-related securities differ from traditional debt securities. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, the adjustability of interest rates, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors. During periods of declining interest rates, prepayment rates can be expected to accelerate. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities (and incur capital losses) notwithstanding a direct or indirect governmental or agency guarantee. In general, changes in the rate of prepayments on a mortgage-related security will change that security's market value and its yield to maturity. When interest rates fall, high prepayments could force the Fund to reinvest principal at a time when investment opportunities are not attractive. Thus, mortgage-backed securities may not be an effective means for the Fund to lock in long-term interest rates. Conversely, during periods when interest rates rise, slow prepayments could cause the average life of the security to lengthen and the value to decline more than anticipated. However, during periods of rising interest rates, principal repayments by mortgage-backed securities allows the Fund to reinvest at increased interest rates.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are debt obligations collateralized by certificates issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, but also may be collateralized by whole loans or private pass-through securities (such collateral collectively referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways.
In one structure, for example, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have at least one class receiving only a small portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only class) while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity and result in a loss to the investor.

Under the Internal Revenue Code of 1986, as amended, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund. In addition, the Staff of the United States Securities and Exchange Commission (the "SEC") considers privately issued SMBS to be illiquid securities.

U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA") and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA") are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.

INVESTMENT GRADE FIXED-INCOME SECURITIES. The Fund may invest up to 20% of its total assets in investment grade or comparable fixed income securities of foreign issuers. Such investments may include mortgage related securities that are not U.S. Government Securities, asset backed securities and fixed income securities that are rated Baa or higher by Moody's or BBB or higher by S&P or that are of comparable quality in the opinion of the Adviser. Fixed-income securities rated Baa by Moody's or BBB by S&P are considered investment grade obligations which lack outstanding investment characteristics and may have speculative characteristics as well. See Appendix A for the descriptions of these rating categories.

The ratings of fixed income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and dues not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A for a description of such ratings.

FOREIGN SECURITIES. The Fund may invest in securities of foreign issuers. When the Fund invests in foreign securities, they may be denominated in foreign currencies. Thus, the Fund's net asset value will be affected by changes in exchange rates. See "Special Risk Considerations."

STRUCTURED PRODUCTS. The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. The Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

The Fund may also invest in other types of structured products, including among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument or currency. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the "reference rate"). As an example, inverse floaters may constitute a class of collateralized mortgage obligations with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. When the Fund invests in notes linked to the price of an underlying instrument or currency, the price of the underlying security or the exchange rate of the currency is determined by a multiple (based on a formula) of the price of such underlying security or exchange rate of such currency. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Although the Fund's purchase of structured products would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leveraged for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing and other leveraging activities.

Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund's investment in these structured products may be limited by the restrictions contained in the 1940 Act. See "Other Investment Companies" below. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid and subject to the 15% limitation described below under "Illiquid Securities."

DEPOSITORY RECEIPTS AND DEPOSITORY SHARES. The Fund may invest in American Depository Receipts ("ADRs") or other similar securities, such as American Depository Shares and Global Depository Shares, convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in U.S. securities markets. As a result of the absence of established securities markets and publicly-owned corporations in certain foreign countries as well as restrictions on direct investment by foreign entities, the Fund may be able to invest in such countries solely or primarily through ADRs or similar securities and government approved investment vehicles. The Adviser expects that the Fund, to the extent of its investment in ADRs, will invest predominantly in ADRs sponsored by the underlying issuers. The Fund, however, may invest in unsponsored ADRs. Issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. The convertible securities that may be held by a Fund include any corporate debt security or preferred stock that may be converted into underlying shares of common stock and include both traditional convertible securities and synthetic convertible securities. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. "Synthetic"convertible securities, as such term is used herein, are created by combining separate securities which possess the two principal characteristics of a true convertible security, fixed income and the right to acquire equity securities. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases.

HEDGING AND OTHER STRATEGIC TRANSACTIONS. The Fund may use, as a portfolio management strategy, cross currency hedges, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and foreign currencies, and related options transactions. The Fund also may enter into forward foreign currency contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain. See "Special Risk Considerations - Hedging and Other Strategic Transactions."

LOAN PARTICIPATIONS AND ASSIGNMENTS. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans in emerging markets is expected to be in the form of participations ("Participations") in Loans and assignments ("Assignments") of portions of Loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower government. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy. Creditworthiness will be judged based on the same credit analysis performed by the Adviser when purchasing marketable securities. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

The Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund's portfolio and calculating its net asset value. The investment of the Fund in illiquid securities, including Assignments and Participations, is limited to 15% of net assets. See "Illiquid Securities" below.

ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities in accordance with its investment objective and policies. Asset-backed securities represent an undivided ownership interest in a pool of installment sales contracts and installment loans collateralized by, among other things, credit card receivables and automobiles. In general, asset-backed securities and the collateral supporting them are of shorter maturity than mortgage loans. As a result, investment in these securities should result in greater price stability for the Fund.

Asset-backed securities are often structured with one or more types of credit enhancement. For a description of the types of credit enhancement that may accompany asset-backed securities, see the Statement of Additional Information. The Fund will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and to such extent will not be considered illiquid for the purposes of the Fund's limitation on investment in illiquid securities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") as part of its portfolio investment strategy. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Conversely, when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). The Fund's custodian will place cash not available for investment or U.S. government securities or other high quality debt securities in a segregated account having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and transaction hedges, to the extent they do not already own the security subject to the transaction hedge. If the value of the securities placed in a segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. If the party with which the Fund enters into a forward contract becomes insolvent or breaches its obligation under the contract, then the Fund may lose the ability to purchase or sell a currency as desired.

REVERSE REPURCHASE AGREEMENTS. The Fund may borrow by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at an agreed upon date, price and interest payment. When effecting reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. A reverse repurchase agreement involves the risk that the market value of the portfolio securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase, which price is fixed at the time the Fund enters into such agreement.

SECURITIES LOANS, REPURCHASE AGREEMENTS, WHEN-ISSUED AND FORWARD COMMITMENTS TRANSACTIONS. The Fund may lend portfolio securities in an amount up to 30% of its assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. The Fund may make loans which are short-term (nine months or less) or long-term. The Fund may also enter into repurchase agreements with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser, present minimal credit risks. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral. The Fund may also purchase securities on a when-issued basis or for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DISCOUNT OBLIGATIONS. The Fund may invest in zero coupon securities and pay-in-kind bonds. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. The Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. The Fund will only purchase pay-in-kind bonds that pay all or a portion of their interest in the form of debt securities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

Zero coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities; the value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates. Under current federal income tax law, the Fund is required to accrue as income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, the Fund will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Fund may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements.

ILLIQUID SECURITIES. The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including securities which are not readily marketable, time deposits and repurchase agreements not terminable within seven days. Illiquid assets are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. The Fund may also invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

OTHER INVESTMENT COMPANIES. The Fund reserves the right to invest up to 10% of its total assets in the securities of other investment companies. The Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any premium to net asset value of the investment company or of any sales charge. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fee paid by the Fund.

SHORT SALES. The Fund may make short sales of securities "against the box." A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. In a short sale "against the box," at the time of sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security. Short sales against the box are a form of hedging to offset potential declines in long positions in similar securities.

FUTURE DEVELOPMENTS. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

TEMPORARY STRATEGIES. The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.


PORTFOLIO TURNOVER. The Fund will not trade in securities with the intention of generating short-term profits but, when circumstances warrant, securities may be
sold without regard to the length of time held.   It is not anticipated that,
under normal conditions, the portfolio turnover rate for the Fund will exceed 100% in any one year. A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commission expenses and/or markups and markdowns, which will be borne directly by the Fund and indirectly by the Fund's shareholders. High portfolio turnover may also result in the realization of substantial net capital gains.

                            SPECIAL RISK CONSIDERATIONS

GENERAL. The Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of the securities held by the Fund generally fluctuates, to varying degrees, based on, among other things, (1) interest rate movements, (2) changes in the actual and perceived creditworthiness of the issuers of such securities,
(3) changes in any applicable foreign currency exchange rates, (4) social, economic or political factors, (5) factors affecting the industry in which the issuer operates, such as competition or technological advances and (6) factors affecting the issuer directly, such as management changes or labor relations. There is no assurance that the Fund will achieve its investment objective.

MORTGAGE SECURITIES. The investment characteristics of mortgage-related securities differ from traditional debt securities. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, the adjustability of interest rates, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors. During periods of declining interest rates, prepayment rates can be expected to accelerate. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities (and incur capital losses) notwithstanding a direct or indirect governmental or agency guarantee. In general, changes in the rate of prepayments on a mortgage-related security will change that security's market value and its yield to maturity. When interest rates fall, high prepayments could force the Fund to reinvest principal at a time when investment opportunities are not attractive. Thus, mortgage-backed securities may not be an effective means for the Fund to lock in long-term interest rates.
Conversely, during periods when interest rates rise, slow prepayments could cause the average life of the security to lengthen and the value to decline more than anticipated. However, during periods of rising interest rates, principal repayments by mortgage-backed securities allows the Fund to reinvest at increased interest rates.

NON-DIVERSIFIED FUND. The Fund is classified as a "non-diversified" fund under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities as compared to a diversified fund. The Fund, however, intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended, (the "Code") applicable to segregated asset accounts underlying variable products under section 817(h) of the Code and to regulated investment companies under Subchapter M of the Code.

FOREIGN SECURITIES. The Fund may invest in mortgage-related or other fixed-income securities of non-U.S. issuers. Investors should recognize that investing in securities of non-U.S. issuers involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. issuers. Further, certain investments that the Fund may make, and investment techniques in which they may engage, involve risks, including those set forth below.

FOREIGN TAXES. The Fund's investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income. For more information about tax risks related to the Fund, see "How Distributions are Made: Tax Information" below and "Additional Information Concerning Taxes" in the Statement of Additional Information.

SOCIAL, POLITICAL AND ECONOMIC FACTORS. Some countries in which the Fund may invest may be subject to a substantially greater degree of social, political and economic instability than is the case in the United States, Japan and Western European countries. Such instability may result from, among other things, some or all of the following: (1) authoritarian governments or military involvement in political and economic decision-making, and changes in government through extra-constitutional means; (2) popular unrest associated with demands for improved political, economic and social conditions; (3) internal insurgencies and terrorist activities; (4) hostile relations with neighboring countries; and
(5) drug trafficking. Social, political and economic instability could significantly disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets.

CURRENCY FLUCTUATIONS. Because the Fund may invest a portion of its assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

INFLATION. Inflation and rapid fluctuations in inflation rates may have very negative effects on the economies and securities markets of countries in which the Fund may invest. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

In addition to the foreign securities listed above, the Fund may also invest in foreign sovereign debt securities, which involve certain additional risks. See "Sovereign Debt Securities" below.

HEDGING AND OTHER STRATEGIC TRANSACTIONS. The Fund may be authorized to use a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies, to seek to increase the Fund's income or gain (such investment strategies and transactions are referred to herein as "Hedging and Other Strategic Transactions"). Currently, the Fund may use, as portfolio management strategies, cross currency hedges, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and foreign currencies, and related options
transactions.   The Fund also may enter into forward foreign currency contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain.

A discussion of the risks associated with Hedging and Other Strategic Transactions follows below. The Fund will not be obligated, however, to pursue any of such strategies and the Fund makes any representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the Commission, the CFTC, the Code or its investment objective and policies, the Fund may utilize, without limitation, Hedging and Other Strategic Transactions. For further information see "Additional Information on

Portfolio Instruments and Techniques - Hedging and Other Strategic Transactions" and "Additional Information Concerning Taxes" in the Statement of Additional Information.

IN GENERAL. Subject to the constraints described above, the Fund may (if and to the extent so authorized) purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed income indices and other financial instruments, and enter into financial futures contracts, interest rate transactions and currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and Other Strategic Transactions"). The Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and Other Strategic Transactions may generally be used to attempt to protect against possible changes in the market value of securities held or to be purchased by the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's securities or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use any or all types of Hedging and Other Strategic Transactions which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Other Strategic Transaction will be a function of numerous variables, including market conditions. The ability of the Fund to utilize Hedging and Other Strategic Transactions successfully will depend on, in addition to the factors described above, the Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund's securities. The Fund is not a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")) and Hedging and Other Strategic Transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging, and non-hedging purposes to the extent permitted by CFTC regulations; provided that the Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts would not exceed 5% of the liquidation value of the Fund's portfolio; provided further, than in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Hedging and Other Strategic Transactions will require that the Fund segregate cash, U.S. government securities or other liquid high grade debt obligations to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. A detailed discussion of various Hedging and Other Strategic Transactions, including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions, appears in the Statement of Additional Information.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS. Hedging and Other Strategic Transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Losses resulting from the use of Hedging and Other Strategic Transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Other Strategic Transactions had not been used.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the United States, Hedging and Other Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Other Strategic Transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Use of many Hedging and Other Strategic Transactions by the Fund will require, among other things, that the Fund segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated sub- custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency, liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund's obligations.

Over-the-counter ("OTC") options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid high grade debt securities or other acceptable assets. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid high grade debt obligations having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Other Strategic Transactions. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contracts or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

                             LIMITING INVESTMENT RISKS

To further protect investors, the Fund has adopted the following investment limitations:

     1. The Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry; provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     2. The Fund may not borrow money (except that it may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes; PROVIDED, that (a) the amount of such borrowing may not exceed 20% of the value of the Fund's total assets and (b) the Fund will not purchase portfolio securities while such outstanding borrowing exceeds 5% of the value of its total assets.

     3. The Fund may not invest an amount equal to 15% or more of the current value of its net assets in investments that are illiquid.

The foregoing investment limitations and certain of those described in the Statement of Additional Information under "Investment Limitations" are fundamental policies of the Fund that may be changed only when permitted by law and approved by the holders of a "majority" of the Fund's outstanding shares.
If a percentage restriction on investment or use of assets contained in these investment limitations or elsewhere in this Prospectus or Statement of Additional Information is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation; provided, that the restrictions on borrowing described in (2) and the restrictions on illiquid investments described in (3) above shall apply at all times. As used in this Prospectus and in the Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting the Fund (e.g., approval of investment advisory contracts), means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held.

                                     MANAGEMENT

The business and affairs of the Fund are managed under the general direction and supervision of the Company's Board of Directors. The Fund's day-to-day operations are handled by the Company's officers.

INVESTMENT ADVISER. OFFITBANK provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement with the Company (the "Advisory Agreement"). Subject to such policies as the Company's Board of Directors may determine, the Adviser makes investment decisions for the Fund.

The Advisory Agreement provides that, as compensation for services, the Adviser is entitled to receive a fee from the Fund, computed daily and paid monthly, at the annual rate of .40% of the Fund's average daily net assets.

The Adviser is a New York State chartered trust company. Under its charter, the Adviser may neither accept deposits nor make loans except for deposits or loans arising directly from its exercise of the fiduciary powers granted it under the New York Banking Law. The Adviser's principal business is the rendering of discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. The Adviser specializes in fixed income management and offers its clients a complete range of fixed income investments in capital markets throughout the world. The Adviser currently manages approximately $10 billion in assets and serves as investment adviser to twenty-one other registered investment companies (or portfolios thereof). The principal address of the Adviser is 520 Madison Avenue, New York, New York 10022.

PORTFOLIO MANAGER. Jack D. Burks will serve as the portfolio manager for the Fund. Mr. Burks is a Managing Director of the Adviser and has been associated with the Adviser since 1985.

ADMINISTRATOR, TRANSFER AGENT AND CUSTODIAN. PFPC Inc., an indirect, wholly owned subsidiary of PNC Bank Corp., serves as the Company's administrator. PFPC also provides transfer agency and dividend disbursing services to the Company. The Bank of

New York serves as custodian of the assets of the Fund. PFPC is entitled to an annual fee calculated daily and paid monthly which will not exceed .125% of aggregate average daily net assets of the Company as compensation for its services as administrator. The Bank of New York serves as custodian of the assets of the Fund. The principal business address of PFPC is 400 Bellevue Parkway, Wilmington, Delaware 19809. The principal business address of The Bank of New York is 90 Washington Street, New York, New York 10286.

FUND EXPENSES. In addition to the fees described above with respect to the Investment Advisory Agreement, the Fund will be responsible for expenses relating to administration, transfer agency, custody, legal, audit and accounting, Directors Fees and other miscellaneous expenses pursuant to written agreements with such service providers or otherwise. Such expenses are subject to waiver by the relevant service provider or reimbursement by the Advisor or Administrator.

                               ABOUT YOUR INVESTMENT

Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc. (the "Distributor"), the Fund's Principal Underwriter, to the Accounts without any sales or other charge, at the Fund's net asset value on each day on which the New York Stock Exchange ("NYSE") is open for business.
The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's net asset value per share next computed after the Account receives such transaction request. Any orders to purchase or redeem Fund shares that are not based on actions by Contract or Policy Owners, annuitants, and beneficiaries will be effected at the Fund's net asset value per share next computed after the order is received by the Distributor. The Fund reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Individuals may not place orders directly with the Fund. Please refer to the appropriate Account Prospectus of the Participating Company for more information on the purchase of Portfolio shares.

REDEMPTION OF SHARES. An Account may redeem all or any portion of the shares of the Fund in its account at any time at the net asset value per share of the Fund calculated in the manner described above. Shares redeemed are entitled to earn dividends, if any, up to and including the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Company fairly to determine the value of the Fund's net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Company.

EXCHANGE PRIVILEGE. A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company on the basis of their respective net asset values.

                         HOW THE COMPANY VALUES ITS SHARES

The net asset value per share of the Fund is calculated once daily at 4:15 p.m., New York time, Monday through Friday, each day the NYSE is open. The net asset value per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of Fund shares outstanding. Equity securities held by the Fund are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by the Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. Foreign securities are valued on the basis of quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using prevailing exchange rates.

Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors (as may be delegated from time to time to a pricing committee designated by the Board of Directors). Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

                    HOW DISTRIBUTIONS ARE MADE:  TAX INFORMATION

DISTRIBUTIONS. The Fund will declare and distribute dividends from net investment income and will distribute its net capital gains, if any, at least annually. Such income and capital gains distributions will be made in shares of the Fund.

TAX MATTERS
The Fund intends to continue to qualify as a regulated investment company under the Code so that it will not be subject to federal income tax on its earnings and capital gains that are distributed to its shareholders. In addition, the Fund intends to comply with the diversification requirements of the Code and Treasury Regulations in order to maintain the tax-deferred status of the Accounts.

Shares of the Fund must be purchased through Policies or Contracts. As a result, it is anticipated that any dividend or capital gains distribution from the Fund will be exempt from current taxation if left to accumulate within a Policy or Contract. The Fund is managed without regard to tax ramifications. Withdrawals from Contracts or Policies may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2.

The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, administrative or judicial action. As the foregoing discussion is for general information only, a prospective investor should also review the more detailed discussion of federal income tax considerations that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.

THE TAX STATUS OF YOUR INVESTMENT IN THE FUND DEPENDS UPON THE FEATURES OF YOUR POLICY OR CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE ACCOUNT OR POLICY PROSPECTUS.

                             SHAREHOLDER COMMUNICATIONS

It is expected that Contract or Policy Owners will receive from the Participating Companies for which shares of the Fund are the investment vehicle, reports that will include, among other things, the Company's unaudited semi-annual financial statements and year-end financial statements audited by the Company's independent accountants. Each report will show the investments owned by the Fund and will provide other information about the Fund and its operations. It is expected that the Company will pay a portion of the cost of preparing certain of these reports. Contract and Policy Owners may obtain information about their investment on any business day by calling toll-free 1-800-618-9510 between 8:15 a.m. and 6:00 p.m., New York time. Specially trained representatives will answer questions and provide information about Contract and Policy Owners' accounts.

Each Account owning shares of the Fund will vote its shares in accordance with instructions received from Contract or Policy Owners, annuitants and beneficiaries. Fund shares held by an Account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that Account as to which instructions have been received. Fund shares held by an Account that are not attributable to Contracts or Policies will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by the Account. If the Participating Insurance Company determines, however, that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

                              PERFORMANCE INFORMATION

From time to time the Fund may advertise certain information about its performance. The Fund may present standardized and nonstandardized total return in advertisements or other written material. Standardized total return is calculated in accordance with the Commission's formula. Nonstandardized total return differs from the standardized total return only in that it may be related to a nonstandard period or is presented in the aggregate rather than as an annual average. In addition, the Fund may make available information as to its respective "yield" and "effective yield" over a thirty-day period, as calculated in accordance with the Commission's prescribed formula. The "effective yield" assumes that the income earned by an investment in the Fund is reinvested, and will therefore be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The performance of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged indices of performance, including, but not limited to, Value Line Composite, Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency and Intermediate Agency Indices,

Morgan Stanley Capital International Europe, Australia, Far East Index or Morgan Stanley Capital International World Index. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by various national or local financial publications, such as BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY, THE WALL STREET JOURNAL, BARRON'S, KIPLINGER'S, MORNINGSTAR, MUTUAL FUND VALUES, U.S.A. TODAY OR THE NEW YORK TIMES or other industry or financial publications.

     Performance information presented for the Fund should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under the variable annuity contract and variable life insurance policy. These charges and expenses are not reflected in the Fund's performance and would reduce an investor's return under the annuity contract or life policy.

THE FUND'S PERFORMANCE INFORMATION IS HISTORICAL, WILL FLUCTUATE AND SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE RESULTS. The Commission's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information. Quotations of the Fund's performance will not reflect charges levied at the Account level.

                        COUNSEL AND INDEPENDENT ACCOUNTANTS

Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York, serves as counsel to the Company. PricewaterhouseCoopers LLP serves as the independent accountants to the Company. PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

                                                  APPENDIX A

                                       RATINGS

     The following is a description of certain ratings of Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), and Duff & Phelps Credit Rating Co. ("D&P") that are applicable to certain obligations in which the Fund may invest.

COMMERCIAL PAPER RATINGS

          A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for commercial paper:

          "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

          "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

          "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "C" - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.

          "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuers do not fall within any of the Prime rating categories.

          The three rating categories of D&P for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." D&P employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by D&P for commercial paper:

          "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

          "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

          "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

          "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

          "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

          "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

          "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

          The following summarizes the long-term debt ratings used by D&P for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTORS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                     THE OFFITBANK VARIABLE INSURANCE FUND, INC.

                                 400 Bellevue Parkway
                             Wilmington, Delaware  19809
                                    (800) 618-9510

                         STATEMENT OF ADDITIONAL INFORMATION

                                    July 29, 1998
                         As Supplemented February 10, 1999

The OFFITBANK Variable Insurance Fund, Inc. (the "Company") is a no load mutual fund consisting of ten portfolios whose shares are available to participating life insurance companies ("Participating Companies") and their separate accounts ("Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") issued by the Participating Companies. The portfolios are OFFITBANK VIF-High Yield Fund, OFFITBANK VIF-Emerging Markets Fund, OFFITBANK - DJG Value Equity Fund, OFFITBANK VIF-U.S. Government Securities Fund, OFFITBANK VIF-U.S. Small Cap Fund, OFFITBANK VIF-Global Convertible Fund Income Fund, OFFITBANK VIF-Total Return Fund, OFFITBANK VIF-Latin America Equity Fund, OFFITBANK VIF-CVO Greater China Fund, and OFFITBANK VIF-Mortgage Securities Fund. This Statement of Additional Information sets forth information about the Company applicable to the following portfolios only: OFFITBANK VIF-Latin America Equity Fund, OFFITBANK VIF-CVO Greater China Fund, and OFFITBANK VIF-Mortgage Securities Fund (individually, a "Fund", and collectively, the "Funds").

This Statement of Additional Information is not a prospectus and is only authorized for distribution when preceded or accompanied by the Company's Prospectus dated July 29, 1998 (the "Prospectus"). This Statement of Additional Information contains additional information to that set forth in the Prospectus and should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge by writing or calling the Company at the address and telephone number set forth above.

                                  TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS
    AND TECHNIQUES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
ADDITIONAL RISK CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . . 16
INVESTMENT LIMITATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
MANAGEMENT OF THE FUNDS. . . . . . . . . . . . . . . . . . . . . . . . . . . 20
PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
PURCHASE OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
PERFORMANCE CALCULATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . 27
ADDITIONAL INFORMATION CONCERNING TAXES. . . . . . . . . . . . . . . . . . . 29
DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . 32
GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33

                 ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND
                                      TECHNIQUES

The OFFITBANK VIF-Latin America Equity Fund's primary investment objective is capital appreciation. A secondary investment objective of the Fund is current income. The Fund will seek to achieve its objective by investing primarily in equity securities of Latin American issuers.

The OFFITBANK VIF-Mortgage Securities Fund's primary investment objective is to maximize total return from a combination of current income and capital appreciation. The Fund will seek to achieve its objective by investing at least 80% of the value of its assets in investment grade or comparable mortgage-related securities issued by the U.S. Government, its agencies and instrumentalities, by private entities in the U.S., and by foreign governments and governmental and private entities.

The OFFITBANK VIF-CVO Greater China Fund's investment objective is to achieve capital appreciation and income generation. The Fund will seek to achieve its objective by investing primarily in publicly-traded equity securities of companies which, in the opinion of the Adviser, will benefit from the economic development and growth of the People's Republic of China, Hong Kong, Taiwan and Singapore (collectively, the "Greater China Region").

There can be no assurance that any Fund will achieve its objective. The principal features of each Fund's investment program and the primary risks associated with that program are discussed in each Fund's Prospectus. The following discussion of investment policies supplements the discussion of investment objectives and policies set forth in the Prospectus.

REPURCHASE AGREEMENTS

If and to the extent authorized to do so, each Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. A Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the investment adviser of the Fund (the "Adviser") based on guidelines established by the Company's Board of Directors, present minimal credit risks. The Adviser to each Fund will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price plus accrued interest. In the event of default by the seller under the repurchase agreement, a Fund may incur costs and experience time delays in connection with the disposition of the underlying securities.

REVERSE REPURCHASE AGREEMENTS

If and to the extent authorized to do so, each Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which a Fund transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. Whenever a Fund enters into reverse repurchase agreements as described in the Prospectus, it will place in a segregated custodian account liquid assets having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

DOLLAR ROLL TRANSACTIONS

If and to the extent authorized to do so, in order to enhance portfolio returns and manage prepayment risks, each Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for a Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash or liquid securities of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

ASSET-BACKED SECURITIES

If and to the extent authorized to do so, each Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the services to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

CREDIT SUPPORT. Asset-backed securities often contain elements of credit support to lessen the effect of the potential failure by obligors to make timely payments on underlying assets. Credit support falls into two categories: (1) liquidity protection; and (2) protection against losses resulting from ultimate default by an obligor on the underlying asset. Liquidity protection ensures that the pass through of payments due on the installment sales contracts and installment loans which comprise the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Fund will not pay any additional fee for such credit support. The existence of credit support may increase the market price of the security.

MORTGAGE-BACKED SECURITIES

If and to the extent authorized to do so, each Fund may invest in mortgage-backed securities. Mortgage-backed securities are securities that represent participations in, or are secured by and payable from, loans secured by real property.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are debt obligations collateralized by certificates issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, but also may be collateralized by whole loans or private pass-through securities (such collateral collectively referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways.
In one structure, for example, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have at least one class receiving only a small portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only class) while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity and result in a loss to the investor. Under the Internal Revenue Code of 1986, as amended, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund. In addition, the Staff of the United States Securities and Exchange Commission (the "SEC") considers privately issued SMBS to be illiquid securities.

Mortgage-backed and asset-backed securities are generically considered to be derivative securities.

DEPOSITORY RECEIPTS

If and to the extent authorized to do so, each Fund may hold equity securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and European Depository Receipts ("EDRs"), or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an

American bank or trust company which evidences ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs, and CDRs in bearer form are designed for use in European securities markets. For purposes of a Fund's investment policies, such Fund's investments in ADRs, ADSs, EDRs, and CDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

WARRANTS OR RIGHTS

If and to the extent authorized to do so, warrants or rights may be acquired by each Fund in connection with other securities or separately, and provide the Fund with the right to purchase at a later date other securities of the issuer. Warrants or rights acquired by a Fund in units or attached to securities will be deemed to be without value for purpose of this restriction. These limits are not fundamental policies of the Funds and may be changed by the Company's Board of Directors without shareholder approval.

LENDING OF PORTFOLIO SECURITIES

For the purpose of realizing additional income, the Mortgage Securities Fund and the Latin America Equity Fund may make secured loans of portfolio securities amounting to not more than 30% of each Fund's total assets. The CVO Greater China Fund may make secured loans of portfolio securities amounting to not more than 1/3 of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short-term government securities, bank letters of credit or such other collateral as may be permitted under the Fund's investment program and by regulatory agencies and approved by the Company's Board of Directors. While the securities loan is outstanding, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice. To the extent applicable, the Fund will not have the right to vote equity securities while they are being lent, but it will call in a loan in anticipation of any important vote. Opportunities to engage in the lending of equity securities listed in Greater China Region securities markets are restricted. For example, Hong Kong permits such lending subject to a 14 day limit on the lending period. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans only will be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

UNITED STATES GOVERNMENT OBLIGATIONS

If and to the extent authorized to do so, each Fund may invest in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. Such securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government.

In addition to the U.S. Treasury obligations described above, a Fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by (1) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association), (2) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks) or (3) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

BANK OBLIGATIONS

Subject to the investment limitations described in the Prospectus, bank obligations that may be purchased by a Fund include certificates of deposit, bankers' acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker's acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. The Funds do not consider fixed time deposits illiquid for purposes of the restriction on investment in illiquid securities.

Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of funding lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Investors should also be aware that securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such investment risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such securities held by a Fund, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might affect adversely the payment of the principal of and interest on such securities held by the Fund. In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers.

A Fund will not purchase securities which the Adviser to the Fund believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Fund's investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to a Fund's investments, the effect may be to reduce the income received by the Fund on such investments.

BORROWING

Each Fund is authorized to borrow money from banks for temporary or emergency purposes, denominated in any currency in an amount up to 10% of its total assets (including the amount borrowed).

HEDGING AND OTHER STRATEGIC TRANSACTIONS

As described in the Prospectus under "Special Risk Considerations - Hedging and Other Strategic Transactions," each Fund may enter into transactions in options, futures, and forward contracts on a variety of instruments and indexes, in order to hedge various market risks, to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies, to seek to increase the Fund's income or gain. The discussion below supplements the discussion in the Prospectus.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Other Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts".

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's inability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guarantee function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.
Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide Fund gains.

If and to the extent authorized to do so, each Fund may purchase and sell call options on securities and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered", that is, the Fund must own the securities subject to the call, must own an offsetting option on a futures position, or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.


Each Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

If and to the extent authorized to do so, each Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

If and to the extent authorized to do so, each Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management and for permissible non-hedging purposes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

A Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and generally will be entered into only for bona fide hedging, risk management (including duration management) or other permissible non-hedging purposes. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

A Fund will not enter into a futures contract or option thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's net assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts".

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

If and to the extent authorized to do so, each Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

If and to the extent authorized to do so, each Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars". A Fund may enter into currency transactions only with Counterparties that are deemed creditworthy by the Adviser.

Except as provided in the Prospectus, a Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and other non-speculative purposes, including transaction hedging and position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

Each Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described in the Prospectus.

COMBINED TRANSACTIONS

If and to the extent authorized to do so, each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Hedging and Other Strategic Transaction, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

If and to the extent authorized to do so, each Fund may be authorized to enter into interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars. A Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Each Fund will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

Provided the contract so permits, the Fund will usually enter into interest rate swaps on a net basis, that is, the two payments streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the 1940 Act and, thus, will not be treated as being subject to the Fund's borrowing restrictions. No Fund will enter into any swap, cap, floor, collar or other derivative transaction unless the Counterparty is deemed creditworthy by the Adviser. If a Counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

The liquidity of swap agreements will be determined by the Adviser based on various factors, including: (1) the frequency of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; (4) the nature of the security (including any demand or tender features); and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the 15% restriction on investments in securities that are not readily marketable.

Each Fund will maintain cash and appropriate liquid assets (i.e., high grade debt securities) in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts".

EURODOLLAR INSTRUMENTS

If and to the extent authorized to do so, each Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

                            ADDITIONAL RISK CONSIDERATIONS

POLITICAL AND ECONOMIC RISKS

Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

FOREIGN INVESTMENT RESTRICTIONS

Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. For example, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition. some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION

Foreign companies are subject to accounting, auditing and financial standards and requirements that differ in some cases significantly from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the securities held by the Funds will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Funds than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Adviser will take appropriate steps to evaluate the proposed investment, which may include interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

ADVERSE MARKET CHARACTERISTICS

Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the United States, and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of any Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Adviser will consider such difficulties when determining the allocation of such Fund's assets, though the Adviser does not believe that such difficulties will have a material adverse effect on the Fund's portfolio trading activities.

NON-U.S. WITHHOLDING TAXES

A Fund's net investment income from foreign issuers may be subject to non-U.S. withholding taxes thereby reducing the Fund's net investment income. See "Additional Information Concerning Taxes".

ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities. See "Special Risks of Certain Fund Investments" in the Prospectus. The sale of restricted or illiquid securities require more time and result in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on securities exchanges or in the over-the-counter markets. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

With respect to liquidity determinations generally, the Company's Board of Directors has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the Securities Act of 1933, are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the Adviser, pursuant to guidelines reviewed by the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trading in the security; (ii) the number of dealers who make quotes for the security; (iii) the number of dealers who have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The Adviser to each Fund will monitor the liquidity of securities in that Fund's portfolio and report periodically on such decisions to the Board of Directors.


                                INVESTMENT LIMITATIONS

In addition to the restrictions described under "Limiting Investment Risks" in the Prospectus, each Fund may not:

          (1) purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial and currency futures contracts and options thereon, and may purchase and sell currency forward contracts, options on foreign currencies and may otherwise engage in transactions in foreign currencies;

          (2) make loans, except that the Fund may: (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit and bankers' acceptances); (b) invest in loans and participations in accordance with its investment objectives and policies; (c) make loans of portfolio securities; and (d) enter into repurchase agreements with respect to portfolio securities;

          (3) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

          (4) purchase real estate or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

          (5) purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of the Fund's net assets in the case of any one other investment company and 10% of such net assets in the case of all other investment companies in the aggregate. This restriction shall not apply to investment company securities received or acquired by the Fund pursuant to a merger or plan of reorganization;

          (6) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with the use of options, futures contracts, options thereon or forward currency contracts; the Fund may also make deposits of margin in connection with futures and forward contracts and options thereon);

          (7) sell securities short (except for short positions in a futures contract or forward contract or short positions in stocks owned by the Fund);

          (8) invest for the purpose of exercising control over management of any company;

          (9) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

          (10) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

          (11) invest in stock or bond futures and/or options on futures unless not more than 5% of the Fund's total assets are required as deposit to secure obligations under such futures and/or options on futures contracts, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%; and

          (12) invest in puts, calls straddles or spreads, except as described in (11) above.

If a percentage restriction on investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

Investment restrictions (1) through (5) described above and those set forth in the Prospectus under "Limiting Investment Risks" are fundamental policies of the Fund which may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding voting securities, as described under "General Information-Capital Stock". Restrictions (7) through (12) are nonfundamental policies of the Fund, and may be changed by a vote of the Company's Board of Directors.

                               MANAGEMENT OF THE FUNDS

DIRECTORS AND OFFICERS

The principal occupations of the directors and executive officers of the Company for the past five years are listed below.


                           POSITION(s)             PRINCIPAL
                           HELD WITH               OCCUPATION(s)
NAME, ADDRESS AND AGE      THE COMPANY             PAST 5 YEARS
---------------------      -----------             ------------
Morris W. Offit, 61*       Chairman of the         President and Director,
OFFITBANK                  Board, President and    OFFITBANK (1983 -
520 Madison Avenue         Director                present).  Chairman of
New York, NY  10022                                the Board, President and
                                                   Director of The OFFITBANK
                                                   Investment Fund, Inc.

Edward J. Landau, 70       Director                Member, Lowenthal, Landau
Lowenthal, Landau,                                 Fischer & Bring, P.C.
Fischer & Bring, P.C.                              (1960 - present);
250 Park Avenue                                    Director, Revlon Group
New York, NY 10177                                 Inc. (cosmetics), Revlon
                                                   Consumer Products Inc.
                                                   (cosmetics), Pittsburgh
                                                   Annealing Box (metal
                                                   fabricating) and Clad
                                                   Metals Inc. (cookware).


The Very Reverend          Director                Retired, formerly Dean of
James Parks Morton, 58                             Cathedral of St. John the
Cathedral of St. John                              Divine (1972 - 1996)
the Divine
1047 Madison Avenue
New York, NY  10025

Wallace Mathai-Davis, 53   Secretary and           Managing Director, OFFITBANK
OFFITBANK                  Treasurer               (1986 -present). Secretary
520 Madison Avenue                                 and Treasurer of The
New York, NY  10022                                OFFITBANK Investment Fund,
                                                   Inc.

Stephen Brent Wells, 53    Assistant Treasurer     Managing Director,
OFFITBANK                                          OFFITBANK (1994 -
520 Madison Avenue                                 present); General
New York, NY  10022                                Counsel, Gabelli Funds,
                                                   Inc. (1993 - 1994);
                                                   General Counsel and
                                                   President, Funds Group,
                                                   Goldman Sachs Asset
                                                   Management (1989 - 1993)

                                          20

Vincent M. Rella, 45       Assistant Treasurer     Managing Director,
OFFITBANK                                          OFFITBANK (1997 to
520 Madison Avenue                                 present); Controller,
New York, NY  10022                                OFFITBANK
                                                   (1986 - present)

Stephen M. Wynne, 43       Assistant Treasurer     Chairman of PFPC Trustee
PFPC Inc.                                          & Custodial Services Ltd.
400 Bellevue Parkway                               (since 1995); Executive
Wilmington, DE  19809                              Vice President and Chief
                                                   Accounting Officer (since
                                                   1993) and Senior Vice
                                                   President and Chief
                                                   Accounting Officer (from
                                                   1991 to 1993) of PFPC
                                                   Inc.; Executive Vice
                                                   President (from 1993 to
                                                   1995) of PFPC
                                                   International.

David D. Marky, 32         Assistant Treasurer     Vice President and
PFPC Inc.                                          Director of Accounting
103 Bellevue Parkway                               g(since 1996) of PFPC
Wilmington, DE  19809                              Inc., Assistant Vice
                                                   President and Accounting
                                                   Conversion Manager (since
                                                   1992) of PFPC Inc.


Gary M. Gardner, 47        Assistant Secretary     Chief Counsel (since
PFPC Inc.                                          1994) of PFPC Inc.;
400 Bellevue Parkway                               Associate General Counsel
Wilmington, DE  19809                              (from 1992 to 1994) of
                                                   The Boston Company, Inc.

David C. Lebisky, 26       Assistant Secretary     Regulatory Administrator
PFPC Inc.                                          (since 1996) of PFPC
400 Bellevue Parkway                               Inc.; Legal Assistant
Wilmington, DE  19809                              (1994 to 1996) with the
                                                   law firm of Drinker
                                                   Biddle & Reath; BA
                                                   Candidate (1990 to 1994)
                                                   Lasalle University.

---------------------
*    "Interested person" as defined in the 1940 Act.


The Board of Directors has designated an audit committee to advise the full Board with respect to accounting, auditing and financial matters affecting the Company. The Audit Committee is comprised of Mr. Landau and The Very Reverend Morton and meets periodically.

The Company pays each Director who is not also an officer or affiliated person an annual fee of $3,000 and a fee of $500 for each Board of Directors and Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at meetings. Directors who are affiliated with the Adviser do not receive compensation from the Company but are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

                           ESTIMATED DIRECTOR COMPENSATION
                               (FOR CALENDAR YEAR 1998)


                                                                                            TOTAL
                                                  PENSION OR                            COMPENSATION
                                                  RETIREMENT                           FROM REGISTRANT
                                AGGREGATE      BENEFITS ACCRUED   ESTIMATED ANNUAL        AND FUND
                               COMPENSATION     AS PART OF FUND     BENEFITS UPON     COMPLEX* PAID TO
NAME OF PERSON               FROM REGISTRANT       EXPENSES          RETIREMENT           DIRECTORS
--------------               ---------------   ----------------   ----------------    ----------------
Morris W. Offit                   $0                  0                   N/A              $0

Edward J. Landau                  $5,500              0                   N/A              $28,500

The Very Reverend James           $5,500              0                   N/A              $28,500
Parks Morton


* For this purpose, the "Fund Complex" consists of all other regulated investment companies advised by OFFITBANK.

INVESTMENT ADVISER

CVO Greater China Partners, L.P. serves as investment adviser to the OFFITBANK VIF-CVO Greater China Fund. OFFITBANK serves as investment adviser to the OFFITBANK VIF-Latin America Equity Fund and the OFFITBANK VIF-Mortgage Securities Fund. As the term is hereinafter used, "Adviser" shall refer to the investment adviser to each Fund, respectively.

OFFITBANK

OFFITBANK, a New York State chartered trust company, acts as investment adviser to OFFITBANK VIF-Latin America Equity Fund and OFFITBANK VIF-Mortgage Securities Fund. The advisory agreement (the "Advisory Agreement") between the Adviser and the Funds provides that the Adviser shall manage the operations of the Funds, subject to policy established by the Board of Directors of the Company. Pursuant to the Advisory Agreement, the Adviser manages the Funds' investment portfolios, directs purchases and sales of the portfolio securities and reports thereon to the Company's officers and directors regularly. In addition, the Adviser pays the compensation of the Company's officers, employees and directors affiliated with the Adviser. The Company bears all other costs of its operations, including the compensation of its directors not affiliated with the Adviser.

For its services under the Advisory Agreement, the Adviser receives from each Fund an advisory fee. The fee is payable monthly at an annual rate of .90% of the OFFITBANK VIF-Latin America Equity Fund's average daily net assets and
 .40% of the OFFITBANK VIF-Mortgage Securities Fund's average daily net assets. The Adviser may waive all or part of its fee from time to time in order to increase a Fund's net investment income available for distribution to shareholders. The Fund will not be required to reimburse the Adviser for any advisory fees waived.

The Advisory Agreement was approved by the Company's Board of Directors for an initial two year period and, unless sooner terminated, will continue in effect with respect to a particular Fund for consecutive one year terms thereafter, provided such continuance is approved at least annually by the Company's Board of Directors or by a vote of a majority (as defined under "General Information-Capital Stock") of the outstanding shares of the Fund, and, in either case, by a majority of the directors who are not parties to the contract or "interested persons" (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated by the Company or the Adviser on 60 days' written notice, and will terminate immediately in the event of its assignment.

CVO GREATER CHINA PARTNERS, L.P.

CVO Greater China Partners, L.P. provides day-to-day management of the OFFITBANK VIF- CVO Greater China Fund's portfolio and renders investment advisory services to the Fund pursuant to an Advisory Agreement with the Fund (the "Advisory Agreement"). Subject to such policies as the Fund's Board of Directors may determine, the Adviser makes investment decisions for the Fund. The Advisory Agreement provides that as compensation for services, the Adviser is entitled to receive from the Fund a monthly fee at the annual rate of 1.25% of the average daily net assets of the Fund.

The Adviser is a Delaware limited partnership formed in September 1994. The Adviser's key investment team consists of experienced investment professionals based in San Francisco. The Adviser's principal business is the rendering of discretionary investment management services to the Fund. The Adviser's principal business address is 520 Madison Avenue, New York, NY 10022.

CONTROL OF THE ADVISER.  The Adviser is controlled by its two general partners:
OFFITBANK Greater China, Inc., a New York corporation established in August 1994 as a wholly-owned subsidiary of OFFITBANK, a New York State chartered trust company ("OFFITBANK"), and ChinaVest Public Equities, LLC, a California limited liability corporation established in January 1995 as a wholly-owned subsidiary of ChinaVest Financial Services, Ltd., a Cayman Islands corporation ("ChinaVest Ltd.").

The ChinaVest investment management group based in Hong Kong (the "ChinaVest Group") was organized in 1985. The ChinaVest Group has ten years of experience in managing private equity investments and shares certain common control persons with ChinaVest Public Equities, LLC. The ChinaVest Group currently manages approximately $300 million in assets. The ChinaVest Group is represented by ChinaVest, Inc., whose principal business address is 160 Sansome Street, 18th Floor, San Francisco, California 94104.

REGULATORY MATTERS

OFFITBANK is a trust company chartered under the New York Banking Law and is supervised and examined thereunder by the New York Banking Department.
OFFITBANK is prohibited by
its charter from accepting deposits other than deposits arising directly from its exercise of the fiduciary powers granted under the New York Banking Law and, accordingly, is not an insured depository institution for purposes of the Federal Deposit Insurance Act or any other banking law or regulation.

Banking laws and regulations, as currently interpreted by the New York Banking Department, prohibit New York State chartered trust companies from controlling, or distributing the shares of, a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit such trust companies generally from issuing, underwriting, selling or distributing securities, but do not prohibit such trust companies from acting as investment adviser, administrator, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. OFFITBANK believes that it may perform the services described in this Prospectus with respect to the Company without violation of such laws or regulations. OFFITBANK is not a member of the Federal Reserve System and is not subject to the Glass-Steagall Act, the Bank Holding Company Act of 1956 or any other federal banking law or regulation that might affect its ability to perform such services.

If the Adviser were prohibited from performing the services described in any Prospectus with respect to any Fund, it is expected that the Company's Board of Directors would recommend to such Fund's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board of Directors. The Company does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

DISTRIBUTOR

OFFIT Funds Distributor, Inc., (the "Distributor"), a wholly-owned subsidiary of Provident Distributors, Inc., with its principal office at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428-2961, distributes the shares of the Company. Under a distribution agreement with the Company (the "Distribution Agreement"), the Distributor is not obligated to sell any specific amount of shares of the Company. The Distributor, as agent of the Company, agrees to use its best efforts as sole distributor of the Company's shares.

The Distribution Agreement will continue in effect with respect to a particular Fund from year to year if such continuance is approved at least annually by the Company's Board of Directors and by a majority of the Directors who have no direct or indirect financial interest in the Agreement ("Qualified Directors") and who are not "interested persons" (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. In approving the continuance of the Distribution Agreement, the Directors must determine that the Agreement is in the best interest of the shareholders of the Fund.

ADMINISTRATION, TRANSFER AGENCY AND CUSTODY SERVICES

PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp., performs administrative and fund accounting services for the Company, and is responsible for certain clerical, record keeping and bookkeeping services, except those performed by OFFITBANK, CVO Greater China Partners, L.P. or by The Bank of New York ("BONY") in its capacity as custodian of the Company. PFPC has no role in determining the investment policies of the Company or which securities are to be purchased or sold by the Funds. The services provided by PFPC as Administrator include regulatory compliance, assistance in the preparation and filing of post-effective amendments to the Company's registration statement with the Commission, preparation of annual, semi-annual and other reports to shareholders and the Commission, filing of federal and state income tax returns, preparation of financial and management reports, preparation of board meeting materials, preparation and filing of blue sky registrations and monitoring compliance with the amounts and conditions of each state's qualification. For the administrative and fund accounting services PFPC provides to the Company, PFPC is paid an annual fee calculated daily and paid monthly which is expected to approximate .125% of net assets. From time to time, the Administrator may waive all or a portion of its fees.

In addition to the services provided by PFPC to the Fund as Administrator, PFPC also provides transfer agency and dividend disbursing services to the Fund pursuant to a separate agreement.

BONY serves as the Company's custodian pursuant to a custodian agreement (the "Custodian Agreement") with the Company. BONY is located at 90 Washington Street, New York, New York 10286. Under the Custodian Agreement, BONY has agreed to: (1) maintain a segregated account or accounts in the name of each Fund; (2) hold and disburse portfolio securities on account of each Fund; (3) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (4) respond to correspondence relating to its duties; and (5) make periodic reports to the Company's Board of Directors concerning each Fund's operations. The Custodian is authorized under the Custodian Agreement to select one or more banks or trust companies to serve as sub-custodian on behalf of a Fund, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement. The Custodian is entitled to receive such compensation from each Fund as may be agreed upon from time to time.

OTHER INFORMATION CONCERNING FEES AND EXPENSES

All or part of the fees payable by each Fund to the organizations retained to provide services for the Fund may be waived from time to time in order to increase the Fund's net investment income available for distribution to shareholders.

Except as otherwise noted, OFFITBANK and PFPC pay all expenses in connection with the performance of their advisory and administrative services respectively. The Company bears the expenses incurred in its operations, including: taxes; interest; fees (including fees paid to its directors who are not affiliated with the Company); fees payable to the SEC; costs of preparing prospectuses for regulatory purposes and for distribution; advisory and administration fees;

charges of its custodian and transfer agent; certain insurance costs; auditing and legal expenses; fees of independent pricing services; costs of shareholders' reports and shareholder meetings, including proxy statements and related materials; and any extraordinary expenses. The Company also pays for brokerage fees and commissions, if any, in connection with the purchase of portfolio securities.

                                PORTFOLIO TRANSACTIONS

The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Company's Board of Directors, the Adviser is primarily responsible for the Company's portfolio decisions and the placing of the Company's portfolio transactions.

Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission. In the over-the-counter market securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While the Adviser generally seeks a competitive price in placing its orders, the Company may not necessarily be paying the lowest price available.

Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless the transaction is conducted in accordance with procedures established by the Company's Board of Directors and complies in all other respects with certain criteria or an exemptive order allowing such transactions is obtained from the SEC. Affiliated persons of the Company, or affiliated persons of such persons, may from time to time be selected to execute portfolio transactions for the Company as agent. Subject to the considerations discussed above and in accordance with procedures expected to be adopted by the Board of Directors, in order for such an affiliated person to be permitted to effect any portfolio transactions for the Company, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees and other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length agency transaction.

Investment decisions for the Company are made independently from those for other funds and accounts advised or managed by the Adviser. Such other funds and accounts may also invest in the same securities as the Company. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Company, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Company or the price paid or received by the Company. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Company with those to be sold or purchased for other funds or accounts in order to obtain best execution.

                                  PURCHASE OF SHARES

The Company reserves the right, in its sole discretion, to suspend the offering of shares of its Funds and reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Company.

                                 REDEMPTION OF SHARES

The Company may suspend redemption privileges or postpone the date of payment
(1) during any period that the New York Stock Exchange (the "NYSE") or the bond market is closed, or trading on the NYSE is restricted as determined by the SEC,
(2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.

Furthermore, if the Board of Directors determines that it is in the best interests of the remaining shareholders of the Fund, such Fund may pay the redemption price, in whole or in part, by a distribution in kind.

                               PERFORMANCE CALCULATIONS

The Company may from time to time quote various performance figures to illustrate the past performance of its Funds. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the SEC methods for computing performance follows.

TOTAL RETURN

A Fund's average annual total return is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods (or, if sooner, the period since inception of the Fund) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assures that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period (or, if shorter, the period since inception of the Fund) and the deduction of all applicable Fund expenses on an annual basis. Average annual total return is calculated according to the following formula:

            n
     P (1+T)  = ERV

Where:    P = a hypothetical initial payment of $1,000
          T = average annual total return
          n = number of years
          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated period
A Fund may also calculate total return on an aggregate basis which reflects the cumulative percentage change in value over the measuring period. The formula for calculating aggregate total return can be expressed as follows:

     Aggregate Total Return = [( ERV ) - 1]
                                 ---
                                  P

In addition to total return, each Fund may quote performance in terms of a 30-day yield. The yield figures provided will be calculated according to a formula prescribed by the SEC and can be expressed as follows:

                         6
     Yield = 2 [ (a-b +1)  - 1]
                  ---
                  cd

Where:    a =  dividends and interest earned during the period.

          b =  expenses accrued for the period (net of reimbursements).

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

          d = the minimum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market value of the debt obligations.

The performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc. or other independent services which monitor the performance data of investment companies, and may be quoted in advertising in terms of their rankings in each applicable universe. In addition, the Company may use performance reported in financial and industry publications, including BARRON'S, BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY, MORNINGSTAR, MUTUAL FUND VALUES, THE WALL STREET JOURNAL, THE NEW YORK TIMES and U.S.A. TODAY.


Performance information presented for a Fund should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under the variable annuity contract and variable life insurance policy. These charges and expenses are not reflected in the Fund's performance and would reduce an investor's return under the annuity contract or life policy.


                       ADDITIONAL INFORMATION CONCERNING TAXES

The following is only a summary of certain additional tax considerations that are not described in the Funds' Prospectuses and generally affect each Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussions here and in the Prospectuses are not intended as substitutes for careful tax planning.

Each Fund intends to qualify as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, a Fund will not be subject to federal income tax on its investment company taxable income and net capital gains to the extent that such investment company taxable income and net capital gains are distributed in each taxable year to the separate accounts of insurance companies that hold its shares. In addition, if a Fund distributes annually to the separate accounts its ordinary income and capital gain net income, in the manner prescribed in the Code, it also will not be subject to the 4% federal excise tax otherwise applicable to a RIC on any of its income or gains. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies. Under current tax law, capital gains or dividends from a Fund are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy.

Section 817(h) of the Code requires that investments of a segregated asset account of an insurance company be "adequately diversified", in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies investing in the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a RIC for purposes of the applicable diversification requirements. Under the Regulations, if a RIC satisfies certain conditions, that RIC will not be treated as a single investment for these purposes, but rather the segregated asset account will be treated as owning its proportionate share of each of the assets of the RIC. Each Fund plans to satisfy these conditions at all times so that each segregated asset account of a life insurance company investing in the Fund will be treated as adequately diversified under the Code and Regulations.

For information concerning the federal income tax consequences to the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of the particular contract or policy.

FOREIGN TAX CREDITS

Dividends, interest and gains received by a Fund from foreign sources may give rise to withholding and other taxes imposed by foreign countries. If a Fund qualifies as a regulated investment company, if certain distribution requirements are satisfied and if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may make an election for U.S. Federal income tax purposes, to treat any foreign country's income or withholding taxes paid by the Fund that can be treated as taxes on income under U.S. income tax principles, as paid by its shareholders. In the absence of such an election, the Fund would deduct such foreign taxes in computing the amount of its distributable income.

ADDITIONAL TAX INFORMATION APPLICABLE TO OFFITBANK VIF-CVO GREATER CHINA FUND

TAXES IMPOSED BY CHINA

INCOME TAXES. Under the Income Tax Law of the People's Republic of China Concerning Foreign Investment Enterprises and Foreign Enterprises, which took effect on July 1, 1991, the Fund's income from dividends and profit distributions of companies in China will be subject to a 20% income tax. Pursuant to regulations issued by the State Council in 1984, the income tax rate is reduced to 10% on income received from sources in Shanghai, Shenzhen, Zhuhai, Xiamen, Shantou and the 14 special coastal port cities. Accordingly, if the "B" shares listed on the Shanghai or Shenzhen stock exchanges are issued by companies established in Shanghai, Shenzhen, Zhuhai, Xiamen, Shantou or the 14 special coastal port cities, the income tax levied on income earned by overseas investors (who have not set up offices in China) from such sources will be reduced to 10%. Effective August 1, 1993, dividends from "B" shares of companies are temporarily exempt from income tax.

Any gains (whether of a capital or trading nature) realized by the Fund from the sale of any "B" shares are temporarily not subject to any income tax in China based on tax regulations issued in August 1993.

TRANSFER TAXES AND FEES. The acquisition or sale by the Fund of "B" shares in a Chinese company listed on the Shenzhen Stock Exchange is subject to a 0.3% stamp tax and up to a 0.7% broker's commission on both the buyer and seller. The 0.7% broker's commission will be reduced to 0.5% and 0.4%, respectively, if the transaction value exceeds RMB 500," and RMB 5,000,000, respectively. For the Shenzhen Stock Exchange, a purchaser of "B" shares is also subject to a transfer registration fee levied at 0.3% of the transaction amount of the "B" shares traded. For the Shanghai Stock Exchange, a transaction fee of 0.1% of the actual transaction amount is levied. Clearing fees are handled in accordance with the relevant regulations of the clearing bank based upon the actual amount cleared. As of August 1, 1994, bank clearance charges were approximately US$42 in Shanghai, and ranged from HK$185 to HK$625 in Shenzhen.

TAXES IMPOSED BY HONG KONG

TAXATION OF THE FUND. The Fund will be subject to Hong Kong profits tax if (i) it carries on business in Hong Kong, and (ii) its profits are derived from a Hong Kong source. Profits or capital gains derived from the sale of share or other securities of, or dividends received from, companies listed on stock exchanges outside Hong Kong are not subject to Hong Kong profits tax.

Transfers of shares of Hong Kong companies require the payment of a stamp duty of 0.3% on the amount of the transfer, comprised of a 0.15% stamp duty on the purchaser and a 0.15% stamp duty on the seller.

TAXATION OF SHAREHOLDERS. There is no tax in Hong Kong on capital gains arising from the sale by an investor of shares of the Fund. However, for certain investors (principally share traders, financial institutions and insurance companies carrying on business in Hong Kong), such gains may be considered to be part of the investor's normal business profits and in such circumstances will be subject to Hong Kong profits tax at the rate of 16.5% for corporations and 15% for individuals as of August 1, 1994.

Dividends which the Fund pays to its shareholders are not taxable in Hong Kong (whether through withholding or otherwise) under current legislation and practice.

TAXES IMPOSED BY TAIWAN

Under the Income Tax Law of Taiwan, dividend and interest income received by the Fund from sources within Taiwan will be subject to income withholding tax. The rate of withholding tax applicable to interest payments to a non-Taiwan resident recipient is 20%. The rates of withholding tax applicable to dividend payments to a non-Taiwan individual and a non-Taiwan corporate entity are 35% and 25%, respectively. However, the rate of withholding tax applicable to dividend payments to a qualified foreign institutional investor approved by the TSEC or a non-resident investor approved by the Investment Commission of the Ministry of Economic Affairs is 20%. Stock dividends are subject to an income tax which is payable on receipt or. in certain cases, on disposal of the stock dividends. Securities received as stock dividends will be treated for the purposes of the capital gains income tax described below in the same way as other securities held. Transactions in securities are not currently subject to any capital gains tax, but there can be no assurance that a capital gains tax will not be imposed in the future or that the Fund will continue to be exempt from such tax.

Profits on sales of Fund shares effected by non-resident foreigners wholly outside Taiwan will not be subject to Taiwan income tax. However, on any sale of stock effected in Taiwan, a securities transaction tax is payable by the seller of such stock at the rate of 0.3% of the transaction stock price.

TAXES IMPOSED BY SINGAPORE

The corporate income tax rate in Singapore is currently 26%. Under the Income Tax Law of Singapore, dividends received by the Fund from sources in Singapore are not subject to withholding tax, but interest received by the Fund will be subject to a 15% withholding tax.

There is no tax on capital gains. Where there is a series of transactions, the tax authorities may take the view that a business is being carried on and may attempt to assess the gains as trading profits of the corporation. However, the government of Singapore has incentives for securities companies, trust companies and fund managers, which include tax exemptions or concessionary tax rates of 10% for qualifying income.

                           DETERMINATION OF NET ASSET VALUE

The Company values the shares of the Funds daily on each day the New York Stock Exchange (the "NYSE") is open. Currently, the NYSE is closed Saturdays, Sundays and the following holidays: New Year's Day, Reverend Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Company determines net asset value as of the close of the NYSE. However, equity options held by a Fund are priced as of the close of trading at 4:10 p.m, and futures on U.S. government securities and index options held by the Fund are priced as of their close of trading at 4:15 p.m.

Each Fund determines net asset value as follows: Securities for which market quotations are readily available are valued at prices which, in the opinion of the Directors, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sales price on or, if no sales are reported (as in the case of some securities traded over-the-counter) the last reported bid price, except that certain U.S. government securities are stated at the mean between the reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market. All other securities and assets are valued at their fair value following procedures approved by the Directors. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, or certain foreign securities. Securities for which reliable quotations are not readily available and all other assets will be valued at their respective fair market value as determined in good faith by, or under procedures established by, the Company's Board of Directors.

If any securities held by a Fund are restricted as to resale, their fair value will be determined in good faith by, or under procedures established by, the Company's Board of Directors. The Directors periodically review such valuations and procedures. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Each Fund may invest in foreign securities, and as a result, the calculation of a Fund's net asset value may not take place contemporaneously with the determination of the prices of certain of the portfolio securities used in the calculation. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE. Occasionally, events which affect the values of such securities (and, with respect to foreign securities, the value of the currency in which the security is denominated) may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by, or under procedures established by, the Company's Board of Directors. Similarly, market movements can occur with respect to foreign securities on days on which an investor does not have access to the Fund.


                                 GENERAL INFORMATION

CAPITAL STOCK

All shares of the Company have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law. As used in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Company and all Funds, means the vote of the lesser of (i) 67% or more of the Company's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Company's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting any single Fund (e.g., approval of Advisory Agreements), means the vote of the lesser of (i) 67% or more of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

Each share of any Fund of the Company is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Company's Board of Directors. In the event of the liquidation or dissolution of the Company, shares of each Fund are entitled to receive the assets allocable to that Fund which are available for distribution, and a proportionate distribution, based upon the relative net assets of the Fund, of any general assets not belonging to the Fund which are available for distribution.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-accessible, fully transferable and redeemable at the option of the holder.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as the independent accountants for the Company. PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

COUNSEL

Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022, serves as counsel to the Funds.

OTHER INFORMATION

The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.